UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21494
NUVEEN FLOATING RATE INCOME FUND

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: July 31
Date of reporting period: July 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds High current income from portfolios of senior corporate loans.

Annual Report July 31, 2009

Nuveen Senior Income Fund NSL	Nuveen Floating Rate Income Fund JFR	Nuveen Floating Rate Income Opportunity Fund JRO

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NUVEEN
Investments

Chairman’s
Letter to Shareholders

Dear Shareholder,

The financial markets in which your Funds operate continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to share in the rewards of the inevitable recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section in this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. In September 2009, Nuveen completed the refinancing at par of all the auction rate preferred shares issued by its taxable closed-end funds that were outstanding when the preferred auctions began to fail in the February 2008. For a variety of reasons, refinancing the outstanding preferred shares issued by the municipal closed-end funds is taking longer but Nuveen is diligently pursuing a range of options to accomplish this. Please consult the Nuveen web site for the most recent information about the redemption of MuniPreferred shares.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Board
September 21, 2009

Nuveen Investments	3

Portfolio Manager’s Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

The Funds’ investment portfolios are managed by a team at Symphony Asset Management, LLC, an affiliate of Nuveen Investments. Gunther Stein, Chief Investment Officer at Symphony, leads a team with more than 25 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt. Gunther and his team have managed NSL since 2001, and JFR and JRO since their inceptions in 2004.

Here Gunther talks about the general market environment, his investment strategy and the performance of the Funds for the twelve-month period ended July 31, 2009.

What were the general market conditions for the twelve-month period ended July 31, 2009?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

This period was among the most volatile in the history of the capital markets. Equity markets across the globe fell sharply in the fall of 2008 as the United States economy pushed further into recession. After IndyMac’s bankruptcy filing in August 2008, the U.S. government engaged in one of the most dramatic market interventions in years and placed both the Federal National Mortgage Association (FannieMae) and the Federal Home Loan Mortgage Corporation (FreddieMac) into conservatorship. In September 2008, Lehman Brothers, a major Wall Street broker/dealer, filed for bankruptcy protection. AIG, one of the world’s largest insurers, effectively was nationalized by the U.S. government, and Wachovia, Washington Mutual and other financial institutions were seized by U.S. regulators and/or merged into stronger banks. Merrill Lynch, concerned about its own solvency, negotiated a deal to be acquired by Bank of America. Goldman Sachs and Morgan Stanley converted to commercial banks, possibly signaling the end of the independent broker/dealer model. Compounding the situation was the subsequent collapse of values for structured financial products, which included auction rate securities, collateralized loan obligations (CLOs), collateralized debt obligations (CDOs) and other structured products. The following months included major financial write-downs in many areas of the U.S. economy, the uncovering of the largest Ponzi scheme in history, continued declines in real U.S. Gross Domestic Product, and significant spikes in market volatility.

In an effort to improve overall conditions, the Federal Reserve lowered the fed funds rate from 2.00% on August 1, 2008, to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the current target rate, it would buy $300 billion in long-term U.S. Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of

4	Nuveen Investments

$1.25 trillion) in U.S. agency mortgage-backed securities to bolster the housing market. Additionally, the U.S. government passed a $700 billion financial industry rescue package in October 2008, which was followed by a $787 billion stimulus package in February 2009.

As noted, this period saw the virtual collapse of some of the largest and most respected financial firms in the world, including Lehman Brothers and AIG. While nearly every market and asset class was affected by these events, very few were impacted more than the senior loan market. The demise of Lehman Brothers, which had large amounts of credit-related assets on its books (including senior loans), led to a massive deleveraging in the credit markets. Not only were prices driven down by the forced selling of assets by Lehman Brothers into a volatile market, but Lehman also was a major counterparty in the credit default swap (CDS) market. Investors who traded with Lehman in the CDS market were attempting to offset exposure, and the uncertainty surrounding Lehman’s exit created significant dislocations during the period. As Lehman began to flood the market with securities that had to be sold, buyers willing to pay acceptable prices were virtually non-existent. Many parties had some exposure to Lehman (either directly or indirectly) or held assets similar to those that Lehman was pushing out into the market at fire sale prices. Often they, too, became forced sellers. The result was the simultaneous and broad offering of assets into a marketplace with few or no buyers.

Default concerns also became more of an issue as the period progressed. As of June 2009, the trailing twelve-month default rate according to Credit Suisse stood at 11.66% for corporate high yield securities and 7.67% for senior loans. This is very close to the 8.05% default rate for senior loans seen in the economic downturn of 2001 - 2002.

In mid-December, even as some fundamentals were deteriorating further, the senior loan market’s technical factors began to improve. For example, there was a decline in new-issue supply, which helped ease the supply side of the market. On the demand side, we also saw some stabilization. Buyers continued to move into the senior loan market in late December and, in January, the senior loan market began a strong rally that continued through the second half of the reporting period. The CSFB Leveraged Loan Index, the Credit Suisse High Yield Index, and the Barclays U.S. Convertibles Index all have posted consistent monthly gains in 2009. On a year-to-date basis through the end of July, the CSFB Leveraged Loan Index was up 32.4%.

What key strategies were used to manage the Funds?

While the massive technical imbalance during much of this period was painful from a mark-to-market perspective, it did create opportunities for the Funds to optimize their risk and market exposure. This was a common thread especially throughout the first half of 2009.

In December 2008, with prices at relatively low levels, we were buyers of high-quality issues from firms like Hospital Corporation of America (HCA). HCA is a large hospital company and the largest constituent in the CSFB Leveraged Loan Index. The company recently went through a leveraged buyout, which resulted in a large supply of HCA debt in the market. In a volatile environment, the investors who owned these issues often were quick to sell them as they remained fairly liquid. Within limits, we were positive on HCA from a fundamental perspective–the company has a defensive business, very good asset quality, and relatively low leverage through bank debt–as well as from a technical

Nuveen Investments	5

perspective. We saw HCA as a good candidate to do a high yield bond offering to refinance some of its shorter-dated floating rate bank loans. This was a fairly common occurrence in the first half of 2009, with a number of companies coming to the market to refinance existing bank debt as the credit markets firmed. This provided financial flexibility for the company and a potential catalyst that could move prices quickly as discounted loans got paid off at par in a short period of time.

In many cases, this selling was driven by liquidity, meaning that investors sold what they could in order to raise cash. The senior loan market is larger and generally more liquid than the high yield bond market. The ability to use actual sales to value securities, rather than estimates or extrapolations, was one reason that senior debt underperformed less liquid securities on a mark-to-market basis during this period, despite the fact that it remained senior to high-yield bonds within a company’s capital structure. In many cases, the market saw senior bank loans trading at higher implied yield than subordinated debt of the same issuers. We believe these types of anomalies created attractive longer-term investment opportunities.

While we expect the loan market to remain volatile going forward, we feel that the market presents many unprecedented values at current levels for investors who are willing to tolerate this volatility. Our buying activity toward the end of this period remained focused on higher-quality issuers. We continued to believe that many loans were at depressed levels versus their intrinsic value, and that if this environment continues it may create opportunities to purchase mispriced names.

How did the Funds perform over this twelve-month period?

The performance of the Funds, as well as the performance of widely followed market indexes, is presented in the accompanying table.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

1	The CSFB Leveraged Loan Index is a representative, unmanaged index of approximately $150 billion of tradable, U.S. dollar-denominated senior term loans rated BBB or lower and with at least one year to maturity. You cannot invest directly in an Index.

2	The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted measure of U.S.-traded investment grade bonds, including Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. Municipal bonds and Treasury Inflation-Protected Securities are excluded. You cannot invest directly in an index.

Total Returns on Common Share Net Asset Value*
For the twelve-month period ended 7/31/09

	1-Year	5-Year
NSL	-12.25%	0.35%
JFR	-10.37%	0.37%
JRO	-10.57%	0.06%
CSFB Leveraged Loan Index[1]	-3.06%	-2.15%
Barclays Capital U.S. Aggregate Bond Index[2]	7.85%	5.14%

For the twelve-month period ended July 31, 2009, all three Funds underperformed the CSFB Leveraged Loan Index and the Barclays Capital Index. As previously noted, senior loans did not perform well over this period, and this unfavorable environment is reflected in the returns of both the CSFB Leveraged Loan Index and the Funds. Additionally, a primary factor in the relative underperformance of the Funds when compared with the CSFB Index was their use of financial leverage as described further on page seven.

This twelve-month period provided few opportunities to generate positive absolute performance. While this is no excuse for the Funds’ poor relative performance, it is important to understand that much of the weakness in the loan market was driven by the swift and broad collapse of the financial markets generally in the second half of 2008. As

6	Nuveen Investments

noted, this led to forced sales in the senior loan markets at very depressed prices, and it proved impossible to protect the Funds against these market-driven events.

As the market began to turn in late 2008 and rallied in 2009, we had some core, lower-
volatility positions that did not enjoy the run up seen in some higher volatility names. One of these issuers was Fountainbleau Las Vegas, which was effectively flat for the first seven months of this year despite the general rally. The loan the Funds own is a hotel development project in Las Vegas, a market that was hit hard by the downturn in both business and pleasure travel. Another position that continued to trade under pressure despite this year’s rising market was Philadelphia News, which like most media companies has had a difficult time as a result of decreased advertising spending.

We were able to find a few situations to make money in a collapsing market, such as the position in Alltel, which we purchased at a discount to par not only because we felt it was a good asset but because we believed the Verizon buyout might act as a catalyst to drive Alltel’s term loan higher. In mid-December, our positioning in better quality began to pay off as loans issued by HCA advanced. Another positive holding was Univision, which resolved a lawsuit.

One other large position in the portfolios that enjoyed good performance was Swift Transportation. Swift, which is the largest trucking company in North America, saw its term loan trade from roughly $35 at year end to the mid-$70’s by the end of July.

IMPACT OF LEVERAGE ON FUND PERFORMANCE AND RECENT DEVELOPMENTS REGARDING THE FUNDS’ LEVERAGED CAPITAL STRUCTURES

Shortly after their inceptions, each Fund issued auction rate preferred shares to create financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional risk–especially when market conditions are unfavorable. For example, if the prices of loans or securities held by the Funds decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return are magnified by the use of leverage. This is one primary reason why each Fund’s performance trailed the unleveraged indexes during this period’s unfavorable market environment.

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. This means that these auctions have “failed to clear,” and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

Nuveen Investments	7

One continuing implication for the Funds’ common shareholders from the auction failures is that the Funds’ cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, the Funds’ common share earnings likely have been incrementally lower at times than they otherwise might have been.

Beginning in 2008, the Funds announced their intention to redeem their auction rate preferred shares and retain their leveraged structures primarily through bank borrowings. The Funds began a series of periodic, partial redemptions in 2008 and as of July 31, 2009, the amount of auction rate preferred redeemed, at par, by the Funds are as shown in the accompanying table.

	Auction Rate	% of Original
	Preferred Shares	Auction Rate
Fund	Redeemed	Preferred Shares
NSL	$20,000,000	43.5%
JFR	$295,000,000	73.8%
JRO	$180,000,000	75.0%

On August 31, 2009, subsequent to the reporting period, the Funds announced the remaining portion of their outstanding auction rate preferred shares will be redeemed, at par, during September 2009 for JFR and JRO and October 2009 for NSL. The Funds have been granted temporary exemptive relief from Section 18 of the Investment Company Act of 1940 (’40 Act) from the Securities and Exchange Commission (SEC). This relief permits the Funds to operate temporarily (until October 31, 2010) with reduced asset coverage levels for the debt used to refinance these remaining auction rate preferred shares.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

8	Nuveen Investments

Common Share Distribution
and Share Price Information

As noted earlier, these Funds use financial leverage to potentially enhance opportunities for additional income for common shareholders. The Funds’ use of this leverage strategy continued to provide incremental income, although the extent of this benefit was reduced to some degree by short-term interest rates that remained relatively high during the early part of the period. This, in turn, kept the Funds’ borrowing costs high. This is one reason NSL’s distribution decreased twice and JFR’s and JRO’s distributions decreased three times over the twelve-month period.

During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s common share NAV. As of July 31, 2009, all three Funds had positive UNII balances for tax purposes. For financial statement purposes, NSL had a positive UNII balance while JFR and JRO had negative UNII balances.

Common Share Repurchases and Share Price Information

The Funds’ Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares.

As of July 31, 2009, JFR and JRO cumulatively repurchased common shares as shown in the accompanying table. Since the inception of this program, NSL has not repurchased any of its outstanding common shares.

	Common Shares	% of Outstanding
Fund	Repurchased	Common Shares
JFR	9,700	0.0%
JRO	9,700	0.0%

During the twelve-month reporting period, the Funds repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

		Weighted Average	Weighted Average
	Common Shares	Price Per Share	Discount Per Share
Fund	Repurchased	Repurchased	Repurchased

JFR	9,700	$7.64	16.08%
JRO	9,700	$7.33	16.02%

Nuveen Investments	9

As of July 31, 2009, the Funds were trading at a discount (-) to their common share NAVs as shown in the accompanying table.

		Twelve-Month
	7/31/09	Average
Fund	(-) Discount	(-) Discount
NSL	-9.65%	-11.28%
JFR	-14.24%	-12.71%
JRO	-12.47%	-13.72%

10	Nuveen Investments

NSL Performance OVERVIEW	Nuveen Senior Income Fund
as of July 31, 2009

Fund Snapshot
Common Share Price	$5.15

Common Share Net Asset Value	$5.70

Premium/(Discount) to NAV	-9.65%

Latest Dividend	$0.0335

Market Yield	7.81%

Net Assets Applicable to Common Shares ($000)	$169,917

Average Annual Total Return
(Inception 10/26/99)
	On Share Price	On NAV
1-Year	-6.83%	-12.25%

5-Year	-4.44%	0.35%

Since Inception	1.65%	3.20%

Industries
(as a % of total investments)
Health Care Providers & Services	10.5%

Media	9.9%

Hotels, Restaurants & Leisure	9.5%

Building Products	4.8%

Oil, Gas & Consumable Fuels	4.3%

Specialty Retail	4.1%

Electric Utilities	3.7%

Airlines	3.0%

Chemicals	3.0%

Real Estate Management & Development	2.8%

Metals & Mining	2.6%

Road & Rail	2.4%

Leisure Equipment & Products	2.4%

Machinery	2.1%

Food & Staples Retailing	2.1%

Semiconductors & Equipment	2.1%

Diversified Telecommunication Services	1.9%

Health Care Equipment & Supplies	1.8%

IT Services	1.7%

Software	1.7%

Electrical Equipment	1.6%

Commercial Services & Supplies	1.5%

Paper & Forest Products	1.5%

Short-Term Investments	4.9%

Other	14.1%

Top Five Issuers
(as a % of total long-term investments)
HCA, Inc.	3.4%

Building Materials Corporation of America	3.0%

Charter Communications Operating Holdings LLC	2.8%

Community Health Systems, Inc.	2.3%

TXU Corporation	2.0%

Portfolio Allocation (as a % of total investments)

2008-2009 Monthly Dividends Per Common Share

Share Price Performance — Weekly Closing Price

Nuveen Investments	11

JFR Performance OVERVIEW	Nuveen Floating Rate Income Fund
as of July 31, 2009

Fund Snapshot
Common Share Price	$8.37

Common Share Net Asset Value	$9.76

Premium/(Discount) to NAV	-14.24%

Latest Dividend	$0.0410

Market Yield	5.88%

Net Assets Applicable to Common Shares ($000)	$463,026

Average Annual Total Return
(Inception 3/25/04)
	On Share Price	On NAV
1-Year	-9.82%	-10.37%

5-Year	-3.20%	0.37%

Since Inception	-2.92%	0.27%

Industries
(as a % of total investments)
Media	13.9%

Health Care Providers & Services	10.3%

Hotels, Restaurants & Leisure	8.3%

Diversified Telecommunication Services	4.5%

Specialty Retail	4.5%

Chemicals	3.8%

Road & Rail	3.8%

Building Products	3.5%

Electric Utilities	3.3%

Oil, Gas & Consumable Fuels	3.1%

Real Estate Management & Development	2.9%

IT Services	2.8%

Software	2.4%

Airlines	2.2%

Metals & Mining	1.8%

Machinery	1.7%

Semiconductors & Equipment	1.7%

Wireless Telecommunication Services	1.7%

Auto Components	1.5%

Insurance	1.5%

Commercial Services & Supplies	1.5%

Leisure Equipment & Products	1.4%

Investment Companies	1.4%

Short-Term Investments	3.1%

Other	13.4%

Top Five Issuers
(as a % of total long-term investments)
HCA, Inc.	3.0%

Univision Communications, Inc.	3.0%

Swift Transportation Company, Inc.	2.9%

Charter Communications Operating Holdings LLC	2.9%

Intelsat	2.4%

Portfolio Allocation (as a % of total investments)

2008-2009 Monthly Dividends Per Common Share

Share Price Performance — Weekly Closing Price

12	Nuveen Investments

JRO Performance OVERVIEW	Nuveen Floating Rate Income Opportunity Fund
as of July 31, 2009

Fund Snapshot
Common Share Price	$8.35

Common Share Net Asset Value	$9.54

Premium/(Discount) to NAV	-12.47%

Latest Dividend	$0.0500

Market Yield	7.19%

Net Assets Applicable to Common Shares ($000)	$271,125

Average Annual Total Return
(Inception 7/27/04)
	On Share Price	On NAV
1-Year	-7.35%	-10.57%

5-Year	-2.97%	0.06%

Since Inception	-2.95%	0.01%

Industries
(as a % of total investments)
Media	14.4%

Hotels, Restaurants & Leisure	9.4%

Health Care Providers & Services	9.4%

Specialty Retail	4.2%

Oil, Gas & Consumable Fuels	4.0%

Road & Rail	3.7%

Building Products	3.5%

Real Estate Management & Development	3.5%

Diversified Telecommunication Services	3.4%

Electric Utilities	3.3%

Chemicals	3.2%

Software	3.0%

Airlines	2.5%

Semiconductors & Equipment	2.4%

Health Care Equipment & Supplies	2.3%

Machinery	2.0%

IT Services	1.9%

Auto Components	1.8%

Automobiles	1.7%

Metals & Mining	1.6%

Leisure Equipment & Products	1.4%

Commercial Services & Supplies	1.3%

Short-Term Investments	2.4%

Other	13.7%

Top Five Issuers
(as a % of total long-term investments)
Charter Communications Operating Holdings LLC	3.0%

HCA, Inc.	3.0%

Swift Transportation Company, Inc.	2.6%

Univision Communications, Inc.	2.4%

Venetian Casion Resort LLC	2.1%

Portfolio Allocation (as a % of total investments)

2008-2009 Monthly Dividends Per Common Share

Share Price Performance — Weekly Closing Price

Nuveen Investments	13

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Senior Income Fund
Nuveen Floating Rate Income Fund
Nuveen Floating Rate Income Opportunity Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, and Nuveen Floating Rate Income Opportunity Fund (the “Funds”), as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and selling or agent banks or by other appropriate auditing procedures where replies from selling or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund and Nuveen Floating Rate Income Opportunity Fund at July 31, 2009, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

Chicago, Illinois
September 25, 2009

14	Nuveen Investments

NSL	Nuveen Senior Income Fund Portfolio of Investments
July 31, 2009

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 118.5% (84.1% of Total Investments) (4)

	Aerospace & Defense – 1.0% (0.7% of Total Investments)

$574	DAE Aviation Holdings, Inc., Term Loan B1	4.240%	7/31/14	B+	$476,809
563	DAE Aviation Holdings, Inc., Term Loan B2	4.240%	7/31/14	B+	467,656
345	Vought Aircraft Industries, Inc., Term Loan	7.500%	12/22/11	Ba3	339,018
364	Vought Aircraft Industries, Inc., Tranche B, Letter of Credit	2.809%	12/22/10	Ba3	354,545

1,846	Total Aerospace & Defense				1,638,028

	Airlines – 4.3% (3.0% of Total Investments)

1,960	Delta Air Lines, Inc., Credit Linked Deposit	2.302%	4/30/12	Ba2	1,723,401
1,960	Delta Air Lines, Inc., Term Loan	3.552%	4/30/14	B	1,348,317
2,586	Northwest Airlines, Inc., DIP Term Loan	2.290%	12/31/10	BB–	2,471,722
3,090	United Air Lines, Inc., Term Loan B	2.313%	2/01/14	B+	1,766,003

9,596	Total Airlines				7,309,443

	Auto Components – 1.6% (1.2% of Total Investments)

2,429	Federal-Mogul Corporation, Tranche B, Term Loan	2.244%	12/29/14	Ba3	1,839,649
1,239	Federal-Mogul Corporation, Tranche C, Term Loan	2.228%	12/28/15	Ba3	938,919

3,668	Total Auto Components				2,778,568

	Automobiles – 1.5% (1.1% of Total Investments)

3,000	Ford Motor Co., Term Loan, WI/DD	TBD	TBD	CCC+	2,561,250

	Building Products – 5.4% (3.8% of Total Investments)

807	Atrium Companies, Inc., Term Loan	11.750%	5/31/12	Caa3	340,372
2,000	Building Materials Corporation of America, Term Loan, Second Lien	6.125%	9/15/14	Caa2	1,636,000
5,881	Building Materials Corporation of America, Term Loan	3.063%	2/22/14	B+	5,290,521
1,241	Euramax Holdings, Inc., PIK Term Loan	14.000%	7/29/09	B–	468,522
1,288	Euramax Holdings, Inc., Term Loan	10.000%	7/29/09	B–	486,091
1,945	TFS Acquisition, Term Loan	5.098%	8/11/13	B2	899,563

13,162	Total Building Products				9,121,069

	Chemicals – 4.2% (3.0% of Total Investments)

400	Celanese US Holdings LLC, Credit Linked Deposit	0.559%	4/02/14	BB+	379,812
246	Hexion Specialty Chemicals, Inc., Term Loan C1, WI/DD	TBD	TBD	B1	185,600
53	Hexion Specialty Chemicals, Inc., Term Loan C2, WI/DD	TBD	TBD	B1	40,318
2,918	Hexion Specialty Chemicals, Inc., Term Loan C4	3.313%	5/05/13	B1	2,173,537
708	Huntsman International LLC, Term Loan	2.038%	4/19/14	Ba1	658,408
906	Ineos US Finance LLC, Tranche B2	7.501%	12/16/13	CCC+	702,335
906	Ineos US Finance LLC, Tranche C2	8.001%	12/16/14	CCC+	702,353
12	LyondellBasell Finance Company, Dutch Revolving Line of Credit, (5)	3.786%	12/20/13	CC	5,273
28	LyondellBasell Finance Company, Dutch Tranche A, Term Loan, (5)	3.786%	12/20/13	CC	12,108
35	LyondellBasell Finance Company, German Tranche B1, Euro Term Loan, (5)	4.036%	12/22/14	CC	14,964
35	LyondellBasell Finance Company, German Tranche B2, Euro Term Loan, (5)	4.036%	12/20/14	CC	14,964
35	LyondellBasell Finance Company, German Tranche B3, Euro Term Loan, (5)	4.036%	12/22/14	CC	14,964
45	LyondellBasell Finance Company, Revolving Line of Credit, (5)	3.786%	12/20/13	CC	19,547
269	LyondellBasell Finance Company, Roll-Up DIP Term Loan, (5)	5.814%	12/15/09	CC	227,727
87	LyondellBasell Finance Company, US Tranche A, Term Loan, (5)	3.786%	12/20/13	CC	37,242
151	LyondellBasell Finance Company, US Tranche B1, Term Loan, (5)	7.000%	12/22/14	CC	64,935
151	LyondellBasell Finance Company, US Tranche B2, Term Loan, (5)	7.000%	12/22/14	CC	64,935
151	LyondellBasell Finance Company, US Tranche B3, Term Loan, (5)	7.000%	12/22/14	CC	64,935
1,893	Univar, Inc., Term Loan	3.285%	10/10/14	B+	1,708,494

9,029	Total Chemicals				7,092,451

	Commercial Services & Supplies – 2.2% (1.5% of Total Investments)

2,015	Rental Services Corporation, Term Loan	4.016%	11/27/13	B–	1,651,990
181	ServiceMaster Company, Delayed Term Loan, WI/DD	TBD	TBD	B+	154,868
1,819	ServiceMaster Company, Term Loan, WI/DD	TBD	TBD	B+	1,555,132
522	Workflow Holdings Corporation, Term Loan	9.500%	11/30/11	Caa1	330,286

4,537	Total Commercial Services & Supplies				3,692,276

	Communications Equipment – 0.7% (0.5% of Total Investments)

1,500	Avaya Inc., Term Loan	3.411%	10/26/14	Ba3	1,132,500

Nuveen Investments	15

NSL	Nuveen Senior Income Fund (continued) Portfolio of Investments July 31, 2009

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Construction Materials – 0.9% (0.6% of Total Investments)

$2,000	McJunkin Red Man Holding Corporation, Term Loan	3.535%	1/31/14	B2	$1,540,000

	Containers & Packaging – 0.2% (0.2% of Total Investments)

38	Graham Packaging Company LP, Term Loan B	2.563%	10/07/11	B+	36,225
375	Graham Packaging Company LP, Term Loan C	6.750%	4/05/14	B+	375,272

413	Total Containers & Packaging				411,497

	Diversified Consumer Services – 1.7% (1.2% of Total Investments)

1,953	Cengage Learning Acquisitions, Inc., Term Loan, DD1	2.790%	7/05/14	B+	1,682,601
1,247	West Corporation, Term Loan	2.668%	10/24/13	BB–	1,184,083

3,200	Total Diversified Consumer Services				2,866,684

	Diversified Financial Services – 0.8% (0.6% of Total Investments)

1,791	Fox Acquisition Sub LLC, Term Loan B	7.250%	7/14/15	B	1,427,080

	Diversified Telecommunication Services – 2.7% (1.9% of Total Investments)

327	Intelsat, Tranche B, Term Loan A	2.804%	1/03/14	BB–	312,458
327	Intelsat, Tranche B, Term Loan B	2.804%	1/03/14	BB–	312,363
327	Intelsat, Tranche B, Term Loan C	2.804%	1/03/14	BB–	312,363
2,000	Intelsat, Unsecured Term Loan	2.802%	2/01/14	BB–	1,590,000
2,267	Level 3 Financing, Inc., Term Loan	2.698%	3/13/14	B+	1,949,333
5,000	WCI Capital Corporation, Term Loan B, (5), (6)	0.000%	9/30/07	N/R	42,500

10,248	Total Diversified Telecommunication Services				4,519,017

	Electric Utilities – 5.2% (3.7% of Total Investments)

403	Calpine Corporation, DIP Revolver, (7)	2.337%	3/31/14	B+	319,444
4,192	Calpine Corporation, DIP Term Loan	3.475%	3/29/14	B+	3,858,339
3,955	TXU Corporation, Term Loan B2, DD1	3.802%	10/10/14	B+	3,064,084
1,965	TXU Corporation, Term Loan B3	3.802%	10/10/14	B+	1,515,813

10,515	Total Electric Utilities				8,757,680

	Electrical Equipment – 2.3% (1.6% of Total Investments)

2,893	Allison Transmission Holdings, Inc., Term Loan	3.059%	8/07/14	B	2,523,008
1,383	Sensus Metering Systems, Inc., Term Loan B1	7.000%	6/03/13	N/R	1,368,783

4,276	Total Electrical Equipment				3,891,791

	Electronic Equipment & Instruments – 1.0% (0.7% of Total Investments)

1,940	Sensata Technologies B.V., Term Loan	2.246%	4/27/13	B	1,635,057

	Energy Equipment & Services – 0.5% (0.4% of Total Investments)

442	Dresser-Rand Group, Inc., Term Loan	3.104%	5/04/14	B+	412,990
750	SemGroup, L.P., Term Loan B2	6.000%	3/01/11	Caa3	427,500

1,192	Total Energy Equipment & Services				840,490

	Food & Staples Retailing – 0.7% (0.5% of Total Investments)

500	Rite Aid Corporation, Tranche 4, Term Loan	9.500%	6/10/15	B+	515,000
1,000	U.S. Foodservice, Inc., Term Loan, WI/DD	TBD	TBD	B2	738,750

1,500	Total Food & Staples Retailing				1,253,750

	Health Care Equipment & Supplies – 1.5% (1.1% of Total Investments)

997	Select Medical Corporation, Term Loan	2.717%	2/24/12	Ba2	953,344
939	Symbion, Inc., Term Loan A	3.535%	8/23/13	Ba3	797,725
939	Symbion, Inc., Term Loan B	3.535%	8/25/14	Ba3	797,725

2,875	Total Health Care Equipment & Supplies				2,548,794

	Health Care Providers & Services – 13.6% (9.6% of Total Investments)

267	Community Health Systems, Inc., Delayed Term Loan, DD1	2.535%	7/25/14	BB	251,448
5,233	Community Health Systems, Inc., Term Loan, DD1	2.896%	7/25/14	BB	4,928,864
2,333	HCA, Inc., Term Loan A	2.348%	11/18/12	BB	2,201,161
3,679	HCA, Inc., Term Loan	2.848%	11/18/13	BB	3,460,164
4,074	Health Management Associates, Inc., Term Loan	2.348%	2/28/14	BB–	3,793,608
737	HealthSouth Corporation, Term Loan	2.540%	3/10/13	BB–	704,099
459	IASIS Healthcare LLC, Delayed Term Loan	2.285%	3/14/14	Ba2	430,494
124	IASIS Healthcare LLC, Letter of Credit	0.179%	3/14/14	Ba2	115,958
1,995	IASIS Healthcare LLC, PIK Term Loan	5.738%	6/15/14	CCC+	1,606,314
1,327	IASIS Healthcare LLC, Term Loan	2.285%	3/14/14	Ba2	1,244,003

16	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Providers & Services (continued)

$3,850	LifeCare, Term Loan B	4.740%	8/10/12	B2	$2,829,750
1,575	Vanguard Health Holding Company II LLC, Replacement Term Loan	2.535%	9/23/11	Ba3	1,525,122

25,653	Total Health Care Providers & Services				23,090,985

	Hotels, Restaurants & Leisure – 13.4% (9.5% of Total Investments)

4,838	24 Hour Fitness Worldwide, Inc., Term Loan B	2.940%	6/08/12	Ba3	4,184,437
727	CBRL Group, Inc., Term Loan B1	2.520%	4/27/13	BB–	693,505
27	CBRL Group, Inc., Term Loan B2	2.008%	4/28/13	BB–	26,216
3,474	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	B+	3,200,450
1,905	Cedar Fair LP, Term Loan	2.285%	8/30/12	BB–	1,866,308
1,000	Fontainebleau Las Vegas LLC, Delayed Term Loan, (5)	5.250%	6/06/14	N/R	330,000
2,500	Fontainebleau Las Vegas LLC, Term Loan, (5)	5.250%	6/06/14	N/R	825,000
394	Isle of Capri Casinos, Inc., Delayed Term Loan A	2.348%	11/25/13	B+	373,264
511	Isle of Capri Casinos, Inc., Delayed Term Loan B	2.035%	11/25/13	B+	484,351
1,277	Isle of Capri Casinos, Inc., Delayed Term Loan	2.348%	11/25/13	B+	1,210,878
2,471	Orbitz Worldwide, Inc., Term Loan, WI/DD	TBD	TBD	BB–	1,797,774
1,000	QCE LLC, Term Loan	6.348%	11/05/13	N/R	525,000
990	Sagittarius Restaurants LLC, Term Loan, WI/DD	TBD	TBD	Ba3	831,193
980	Travelport LLC, Delayed Term Loan	2.785%	8/23/13	Ba2	839,125
268	Travelport LLC, Letter of Credit	3.098%	8/23/13	Ba2	227,918
1,334	Travelport LLC, Term Loan	2.899%	8/23/13	Ba2	1,135,893
792	Venetian Casino Resort LLC, Delayed Term Loan	2.090%	5/23/14	B–	627,264
3,136	Venetian Casino Resort LLC, Term Loan	2.090%	5/23/14	B–	2,483,712
1,440	Wintergames Holdings, Term Loan A	7.790%	10/23/09	N/R	1,136,121

29,064	Total Hotels, Restaurants & Leisure				22,798,409

	Household Products – 0.5% (0.4% of Total Investments)

1,000	Spectrum Brands, Inc., Term Loan, WI/DD	TBD	TBD	B2	916,667

	Insurance – 1.2% (0.9% of Total Investments)
2,830	Conseco, Inc., Term Loan	6.500%	10/10/13	Caa1	2,066,055

	Internet Software & Services – 0.6% (0.4% of Total Investments)

1,474	Open Solutions, Inc., Term Loan B	2.625%	1/23/14	BB–	1,050,571

	IT Services – 2.4% (1.7% of Total Investments)

963	First Data Corporation, Term Loan B1	3.035%	9/24/14	B+	812,719
1,499	First Data Corporation, Term Loan B2, DD1	3.035%	9/24/14	B+	1,269,238
341	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan	4.040%	7/28/12	B+	293,349
733	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, First Lien	6.535%	3/02/14	CCC+	385,000
1,267	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, Second Lien	6.535%	3/02/14	CCC+	696,667
654	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	4.040%	7/28/12	B+	562,252

5,457	Total IT Services				4,019,225

	Leisure Equipment & Products – 3.3% (2.4% of Total Investments)

3,244	Bombardier Recreational Products, Inc., Term Loan	3.296%	6/28/13	Caa1	2,319,117
1,717	Herbst Gaming, Inc., Delayed Term Loan, (6)	0.000%	12/02/11	D	778,463
3,250	Herbst Gaming, Inc., Term Loan, (6)	0.000%	12/02/11	D	1,473,320
3,686	Wimar OpCo LLC, Term Loan, (5), (6)	6.500%	1/03/12	N/R	1,087,331

11,897	Total Leisure Equipment & Products				5,658,231

	Machinery – 3.0% (2.1% of Total Investments)

356	Navistar International Corporation, Synthetic Letter of Credit	3.535%	1/19/12	N/R	331,259
978	Navistar International Corporation, Term Loan	3.535%	1/19/12	N/R	910,963
1,695	Oshkosh Truck Corporation, Term Loan	6.623%	12/06/13	B+	1,682,814
550	Rexnord Corporation, Incremental Term Loan	2.313%	7/19/13	BB–	494,997
1,869	Rexnord Corporation, Term Loan	2.957%	7/19/13	BB–	1,700,656

5,448	Total Machinery				5,120,689

	Media – 14.0% (9.9% of Total Investments)

1	American Media Operations, Inc., Term Loan	10.000%	1/30/13	B–	1,139
1,432	Carmike Cinemas, Inc., Term Loan	4.490%	5/19/12	B1	1,353,621
958	Cequel Communications LLC, Term Loan B	2.304%	11/05/13	BB–	917,254
1,000	Charter Communications Operating Holdings LLC, Holdco Term Loan	6.750%	3/06/14	Ba2	833,750
5,980	Charter Communications Operating Holdings LLC, Term Loan, DD1	6.250%	3/06/14	Ba2	5,600,057
3,000	Citadel Broadcasting Corporation, Term Loan	2.342%	6/12/14	CCC	1,702,500
2,854	Idearc, Inc., Term Loan, (5), (6)	4.250%	11/17/14	Caa3	1,317,634
3,880	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	3.535%	4/08/12	N/R	2,250,369

Nuveen Investments	17

NSL	Nuveen Senior Income Fund (continued) Portfolio of Investments July 31, 2009

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Media (continued)

$1,222	Neilsen Finance LLC, Term Loan B	4.050%	5/02/16	Ba3	$1,153,680
585	Neilsen Finance LLC, Term Loan	2.300%	8/09/13	Ba3	545,926
1,888	Philadelphia Newspapers, Term Loan, (5), (6)	7.750%	6/29/13	N/R	415,405
1,990	Readers Digest Association, Inc., Term Loan	2.644%	3/02/14	CCC	984,962
499	Spanish Broadcasting System, Inc., Term Loan B	2.350%	6/10/12	CCC+	291,738
4,910	Tribune Company, Term Loan B, (5), (6), DD1	5.250%	6/04/14	Ca	2,024,137
683	Tribune Company, Term Loan X, (5), (6)	5.000%	6/04/09	Ca	279,325
5,000	Univision Communications, Inc., Term Loan	2.535%	9/29/14	B2	4,048,960

35,882	Total Media				23,720,457

	Metals & Mining – 3.4% (2.4% of Total Investments)

413	Aleris International, Inc., DIP Term Loan, (5)	13.000%	2/12/10	N/R	403,753
1,960	Edgen Murray II LP, Term Loan	3.442%	5/11/14	B	1,656,200
1,995	Essar Steel Algoma Inc., Term Loan	2.790%	6/20/13	B+	1,655,776
2,634	John Maneely Company, Term Loan	3.634%	12/08/13	B	2,062,726

7,002	Total Metals & Mining				5,778,455

	Oil, Gas & Consumable Fuels – 4.3% (3.1% of Total Investments)

331	Alon Refining Krotz Springs, Inc., Term Loan A	13.750%	7/03/14	B+	268,212
754	Alon Refining Krotz Springs, Inc., Term Loan B	11.750%	7/03/14	B+	610,555
56	Alon USA Energy, Inc., Edgington Facility	2.885%	8/05/13	BB	43,354
450	Alon USA Energy, Inc., Paramount Facility	2.619%	8/05/13	BB	346,832
1,246	Big West Oil LLC, Delayed Term Loan, (5), DD1	4.500%	5/15/14	Ca	1,121,582
988	Big West Oil LLC, Term Loan, (5), DD1	4.500%	5/15/14	Ca	889,426
295	Calumet Lubricants Company LP, Credit Linked Deposit	4.428%	1/03/15	B1	257,769
2,199	Calumet Lubricants Company LP, Term Loan	4.854%	1/03/15	B1	1,923,779
2,478	Venoco, Inc., Term Loan	4.313%	5/07/14	B	1,929,697

8,797	Total Oil, Gas & Consumable Fuels				7,391,206

	Paper & Forest Products – 1.6% (1.1% of Total Investments)

3,930	Wilton Products, Term Loan	3.540%	11/16/14	B+	2,652,750

	Pharmaceuticals – 0.9% (0.7% of Total Investments)

1,000	Graceway Pharmaceuticals LLC, Second Lien Term Loan	6.785%	5/03/13	B–	400,000
1,475	Graceway Pharmaceuticals LLC, Term Loan	3.035%	5/03/12	BB	1,175,973

2,475	Total Pharmaceuticals				1,575,973

	Real Estate Investment Trust – 0.2% (0.1% of Total Investments)

1,000	Tishman Speyer Real Estate, L.P., Term Loan, (6)	4.000%	1/09/13	CCC	335,000

	Real Estate Management & Development – 3.9% (2.8% of Total Investments)

3,721	Capital Automotive LP, Term Loan	2.060%	12/15/10	Ba1	2,930,328
3,605	LNR Property Corporation, Term Loan B	3.810%	7/12/11	B2	2,198,874
1,935	Realogy Corporation, Delayed Term Loan	3.413%	10/10/13	Caa1	1,499,878

9,261	Total Real Estate Management & Development				6,629,080

	Road & Rail – 3.4% (2.4% of Total Investments)

1,496	Avis Budget Car Rental, LLC Term Loan, WI/DD	TBD	TBD	Ba3	1,338,213
5,824	Swift Transportation Company, Inc., Term Loan	3.563%	5/10/14	B–	4,523,584

7,320	Total Road & Rail				5,861,797

	Semiconductors & Equipment – 0.7% (0.4% of Total Investments)

1,502	Freescale Semiconductor, Inc., Term Loan	2.059%	12/01/13	B2	1,115,646

	Software – 2.3% (1.7% of Total Investments)

2,504	Dealer Computer Services, Inc., Term Loan	2.285%	10/26/12	BB	2,147,253
2,000	IPC Systems, Inc., Term Loan, Second Lien	5.848%	6/01/15	CCC	1,020,000
931	IPC Systems, Inc., Term Loan	2.726%	5/31/14	B1	772,975

5,435	Total Software				3,940,228

	Specialty Retail – 5.8% (4.1% of Total Investments)
1,000	Blockbuster, Inc., Revolver	13.500%	9/30/10	B1	939,166
143	Blockbuster, Inc., Tranche A, Term Loan	4.170%	8/20/09	B1	138,405
3,145	Burlington Coat Factory Warehouse Corporation, Term Loan, DD1	2.540%	5/28/13	B3	2,645,500
2,997	Claire’s Stores, Inc. Term Loan B, DD1	3.131%	5/29/14	Caa2	1,959,586
2,581	Michaels Stores, Inc., Term Loan	2.563%	10/31/13	B	2,132,783
1,122	Micro Warehouse, Inc., Term Loan B, (5), (6), (8)	0.000%	1/30/07	N/R	78,537
1,103	Norwood Promotional Products, Inc., Term Loan A, (8)	6.750%	8/17/09	N/R	11,032

18	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Specialty Retail (continued)

$6,536	Norwood Promotional Products, Inc., Term Loan B, (8)	3.000%	8/16/11	N/R	$—
2,000	Toys “R” Us – Delaware, Inc., Term Loan B	4.536%	7/19/12	BB–	1,935,714

20,627	Total Specialty Retail				9,840,723

	Trading Companies & Distributors – 0.5% (0.3% of Total Investments)

824	Ashtead Group Public Limited Company, Term Loan	2.063%	8/31/11	BB+	772,500

	Wireless Telecommunication Services – 1.1% (0.8% of Total Investments)

2,000	Asurion Corporation, Term Loan	3.581%	7/03/14	N/R	1,931,251

$275,166	Total Variable Rate Senior Loan Interests (cost $247,059,559)				201,283,323

Shares	Description (1)				Value
	Common Stocks – 1.5% (1.0% of Total Investments)

	Building Products – 1.5% (1.0% of Total Investments)

88,501	Masonite Worldwide Holdings, (9)				$2,522,278

	Total Common Stocks (cost $4,842,218)				2,522,278

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 3.5% (2.5% of Total Investments)

	Food & Staples Retailing – 1.7% (1.2% of Total Investments)

$3,000	Great Atlantic & Pacific Tea Company Inc.	5.125%	6/15/11	CCC+	$2,857,500

	Real Estate Investment Trust – 0.7% (0.5% of Total Investments)

1,500	MPT Operating Partnership Limited Partnership	6.125%	11/15/11	N/A	1,275,000

	Semiconductors & Equipment – 1.1% (0.8% of Total Investments)

2,500	Advanced Micro Devices, Inc.	5.750%	8/15/12	CCC+	1,853,125

$7,000	Total Convertible Bonds (cost $4,389,851)				5,985,625

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 10.5% (7.5% of Total Investments)

	Auto Components – 0.2% (0.2% of Total Investments)

$400	Exide Technologies	10.500%	3/15/13	B–	$340,000

	Electronic Equipment & Instruments – 0.8% (0.5% of Total Investments)

1,450	Sanmina-SCI Corporation	8.125%	3/01/16	B3	1,290,500

	Food & Staples Retailing – 0.6% (0.4% of Total Investments)

1,000	Duane Reade Inc., Floating Rate Note, 4.500% plus three-month LIBOR	4.979%	12/15/10	N/R	1,000,000

	Health Care Equipment & Supplies – 1.0% (0.7% of Total Investments)

2,000	Select Medical Corporation	7.625%	2/01/15	B3	1,740,000

	Health Care Providers & Services – 1.2% (0.9% of Total Investments)

2,000	HCA Inc., 144A	8.500%	4/15/19	BB	2,060,000

	Household Durables – 0.2% (0.2% of Total Investments)

400	Sealy Mattress Company	8.250%	6/15/14	CCC+	367,000

	Internet Software & Services – 0.4% (0.3% of Total Investments)

1,500	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	742,500

	Metals & Mining – 0.3% (0.2% of Total Investments)

750	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	513,750

	Oil, Gas & Consumable Fuels – 1.6% (1.2% of Total Investments)

1,000	SemGroup LP, 144A, (10)	8.750%	11/15/15	N/R	35,000
2,000	Western Refining Inc., Floating Rate Note, 7.500% plus three-month LIBOR, 144A	7.979%	6/15/14	B3	1,850,000
1,000	Western Refining Inc., 144A	11.250%	6/15/17	BB–	890,000

4,000	Total Oil, Gas & Consumable Fuels				2,775,000

Nuveen Investments	19

NSL	Nuveen Senior Income Fund (continued) Portfolio of Investments July 31, 2009

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Paper & Forest Products – 0.6% (0.4% of Total Investments)

$2,000	Verso Paper Holdings LLC, Series B, Floating Rate Note, 3.750% plus three-month LIBOR	4.229%	8/01/14	B2	$970,000

	Pharmaceuticals – 0.8% (0.6% of Total Investments)

1,500	Elan Financing Corporation PLC, Floating Rate Note, 4.000% plus three-month LIBOR	4.479%	11/15/11	B	1,432,500

	Real Estate Investment Trust – 0.5% (0.3% of Total Investments)

1,000	Felcor Lodging Trust Inc., LP, Floating Rate Note, 1.875% plus six-month LIBOR	2.800%	12/01/11	B2	817,500

	Semiconductors & Equipment – 1.3% (0.9% of Total Investments)

100	Avago Technologies Finance Pte. Ltd., Floating Rate Note, 5.500% plus three-month LIBOR	5.979%	6/01/13	BB–	88,000
1,350	NXP BV, 144A	10.000%	7/15/13	B–	1,208,250
1,000	Spansion LLC, Floating Rate Note, 3.125% plus three-month LIBOR, 144A, (11)	3.604%	6/01/13	D	845,000

2,450	Total Semiconductors & Equipment				2,141,250

	Textiles, Apparel & Luxury Goods – 1.0% (0.7% of Total Investments)

2,000	HanesBrands Inc., Floating Rate Note, 3.375% plus six-month LIBOR	4.300%	12/15/14	B	1,700,000

$22,450	Total Corporate Bonds (cost $16,893,877)				17,890,000

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 6.8% (4.9% of Total Investments)

$11,618	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/09, repurchase price $11,617,813, collateralized by $11,720,000 U.S. Treasury Notes, 0.875%, due 12/31/10, value $11,851,850	0.050%	8/03/09		$11,617,765

	Total Short-Term Investments (cost $11,617,765)				11,617,765

	Total Investments (cost $284,803,270) – 140.8%				239,298,991

	Borrowings – (19.4)% (12)				(32,900,000)

	Other Assets Less Liabilities – (6.1)%				(10,482,314)

	Preferred Shares, at Liquidation Value – (15.3)% (12)				(26,000,000)

	Net Assets Applicable to Common Shares – 100%				$169,916,677

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	At or subsequent to July 31, 2009, this issue was under the protection of the Federal Bankruptcy Court.
(6)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(7)	Position, or portion of position, represents an unfunded Senior Loan commitment outstanding at July 31, 2009.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For SFAS No. 157 disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 — Fair Value Measurements for more information.
(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(10)	This issue is under protection of the Federal Bankruptcy Court. As a result, the Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(11)	As of March 1, 2009, this issue is under protection of the Federal Bankruptcy Court (the “Bankruptcy Court”). As a result, the Adviser concluded that the issuer was not likely to meet its future interest payment obligations and directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Subsequent to March 1, 2009, the Fund received its June 1, 2009 and September 1, 2009, interest payments as directed by the Bankruptcy Court’s Final Order and consequently accrued income on this issue during the period July 1, 2009 through September 1, 2009. As of September 2, 2009, the Fund ceased accruing additional income on this issue.
(12)	Borrowings and Preferred Shares, at Liquidation Value as a percentage of Total Investments are 13.7% and 10.9%, respectively.
N/A	Not available.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
DD1	Portion of investment purchased on a delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

See accompanying notes to financial statements.

20	Nuveen Investments

JFR	Nuveen Floating Rate Income Fund Portfolio of Investments
July 31, 2009

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 118.7% (85.9% of Total Investments) (4)

	Aerospace & Defense – 0.6% (0.4% of Total Investments)

$2,300	Transdigm, Inc., Term Loan B	2.411%	6/23/13	BB–	$2,232,916
345	Vought Aircraft Industries, Inc., Term Loan	7.500%	12/22/11	Ba3	339,018
364	Vought Aircraft Industries, Inc., Tranche B, Letter of Credit	2.809%	12/22/10	Ba3	354,545

3,009	Total Aerospace & Defense				2,926,479

	Airlines – 3.1% (2.2% of Total Investments)

2,504	ACTS Aero Technical Support & Services, Inc., Term Loan, (5)	6.763%	10/16/14	N/R	569,579
1,960	Delta Air Lines, Inc., Credit Linked Deposit	2.302%	4/30/12	Ba2	1,723,401
4,343	Delta Air Lines, Inc., Term Loan, DD1	3.552%	4/30/14	B	2,987,342
5,887	Northwest Airlines, Inc., DIP Term Loan	2.290%	12/31/10	BB–	5,625,298
6,109	United Air Lines, Inc., Term Loan B	2.313%	2/01/14	B+	3,491,869

20,803	Total Airlines				14,397,489

	Auto Components – 2.1% (1.5% of Total Investments)

7,518	Federal-Mogul Corporation, Tranche B, Term Loan	2.244%	12/29/14	Ba3	5,694,586
4,277	Federal-Mogul Corporation, Tranche C, Term Loan	2.228%	12/28/15	Ba3	3,239,947
1,000	Goodyear Tire & Rubber Company, Term Loan	2.040%	4/30/14	Ba1	926,667

12,795	Total Auto Components				9,861,200

	Automobiles – 1.4% (1.0% of Total Investments)

7,500	Ford Motor Co., Term Loan, WI/DD	TBD	TBD	CCC+	6,403,125

	Building Products – 2.9% (2.1% of Total Investments)

1,614	Atrium Companies, Inc., Term Loan	11.750%	5/31/12	Caa3	680,745
5,000	Building Materials Corporation of America, Term Loan, Second Lien	6.125%	9/15/14	Caa2	4,090,000
7,785	Building Materials Corporation of America, Term Loan	3.063%	2/22/14	B+	7,003,250
3,890	TFS Acquisition, Term Loan	5.098%	8/11/13	B2	1,799,125

18,289	Total Building Products				13,573,120

	Capital Markets – 0.5% (0.4% of Total Investments)

316	BNY Convergex Group LLC, Incremental Term Loan	3.290%	10/02/13	B+	305,785
2,140	BNY Convergex Group LLC, Term Loan	3.290%	10/02/13	B+	2,072,532

2,456	Total Capital Markets				2,378,317

	Chemicals – 5.2% (3.8% of Total Investments)

1,400	Celanese US Holdings LLC, Credit Linked Deposit	0.559%	4/02/14	BB+	1,329,343
6,009	Hexion Specialty Chemicals, Inc., Term Loan C1, DD1	2.875%	5/05/13	B1	4,537,130
1,305	Hexion Specialty Chemicals, Inc., Term Loan C2, DD1	2.875%	5/05/13	B1	985,594
3,616	Huntsman International LLC, Term Loan	2.038%	4/19/14	Ba1	3,361,285
3,728	Ineos US Finance LLC, Tranche B2	7.501%	12/16/13	CCC+	2,889,250
3,728	Ineos US Finance LLC, Tranche C2	8.001%	12/16/14	CCC+	2,889,250
435	JohnsonDiversey, Inc., Term Loan	3.016%	12/16/11	Ba2	425,807
24	LyondellBasell Finance Company, Dutch Revolving Line of Credit, (6)	3.786%	12/20/13	CC	10,546
56	LyondellBasell Finance Company, Dutch Tranche A, Term Loan, (6)	3.786%	12/20/13	CC	24,216
70	LyondellBasell Finance Company, German Tranche B1, Euro Term Loan, (6)	4.036%	12/22/14	CC	29,929
70	LyondellBasell Finance Company, German Tranche B2, Euro Term Loan, (6)	4.036%	12/20/14	CC	29,929
70	LyondellBasell Finance Company, German Tranche B3, Euro Term Loan, (6)	4.036%	12/22/14	CC	29,929
91	LyondellBasell Finance Company, Revolving Line of Credit, (6)	3.786%	12/20/13	CC	39,093
538	LyondellBasell Finance Company, Roll-Up DIP Term Loan, (6)	5.814%	12/15/09	CC	455,455
173	LyondellBasell Finance Company, US Tranche A, Term Loan, (6)	3.786%	12/20/13	CC	74,483
302	LyondellBasell Finance Company, US Tranche B1, Term Loan, (6)	7.000%	12/22/14	CC	129,869
302	LyondellBasell Finance Company, US Tranche B2, Term Loan, (6)	7.000%	12/22/14	CC	129,869
302	LyondellBasell Finance Company, US Tranche B3, Term Loan, (6)	7.000%	12/22/14	CC	129,869
2,412	Rockwood Specialties Group, Inc., Term Loan H	6.000%	7/30/12	Ba2	2,441,731
985	Solutia, Inc., Term Loan	7.250%	2/28/14	B1	964,479
3,786	Univar, Inc., Term Loan	3.285%	10/10/14	B+	3,416,987

29,402	Total Chemicals				24,324,043

	Commercial Services & Supplies – 2.1% (1.5% of Total Investments)

942	NCO Financial Systems, Inc., Term Loan	TBD	5/15/13	Ba3	857,652
4,367	Rental Services Corporation, Term Loan	4.016%	11/27/13	B–	3,580,715
362	ServiceMaster Company, Delayed Term Loan, WI/DD	TBD	TBD	B+	309,736
3,638	ServiceMaster Company, Term Loan, WI/DD	TBD	TBD	B+	3,110,264

Nuveen Investments	21

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2009

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Commercial Services & Supplies (continued)

$1,044	Workflow Holdings Corporation, Term Loan	9.500%	11/30/11	Caa1	$660,573
1,735	Xerium Technologies, Inc., Term Loan B	6.098%	5/18/12	CCC+	1,118,936

12,088	Total Commercial Services & Supplies				9,637,876

	Communications Equipment – 0.7% (0.5% of Total Investments)

1,926	Aspect Software, Inc., Term Loan B	3.313%	7/11/11	B1	1,675,800
2,000	Avaya Inc., Term Loan	3.411%	10/26/14	Ba3	1,510,000

3,926	Total Communications Equipment				3,185,800

	Construction Materials – 0.7% (0.5% of Total Investments)

4,000	McJunkin Red Man Holding Corporation, Term Loan	3.535%	1/31/14	B2	3,080,000

	Consumer Finance – 0.1% (0.1% of Total Investments)

1,122	Peach Holdings, Inc., Term Loan	4.540%	11/30/13	CC	505,095

	Containers & Packaging – 0.9% (0.6% of Total Investments)

489	Amscan Holdings, Inc., Term Loan	2.879%	5/27/13	B1	431,322
330	Graham Packaging Company LP, Term Loan B	2.563%	10/07/11	B+	318,842
3,304	Graham Packaging Company LP, Term Loan C	6.750%	4/05/14	B+	3,303,025

4,123	Total Containers & Packaging				4,053,189

	Diversified Consumer Services – 1.7% (1.2% of Total Investments)

4,848	Cengage Learning Acquisitions, Inc., Term Loan	2.790%	7/05/14	B+	4,177,334
3,937	West Corporation, Term Loan	2.668%	10/24/13	BB–	3,739,371

8,785	Total Diversified Consumer Services				7,916,705

	Diversified Financial Services – 0.3% (0.2% of Total Investments)

1,791	Fox Acquisition Sub LLC, Term Loan B	7.250%	7/14/15	B	1,427,080

	Diversified Telecommunication Services – 4.8% (3.5% of Total Investments)

3,188	Intelsat, Tranche B, Term Loan A	2.804%	1/03/14	BB–	3,048,875
3,187	Intelsat, Tranche B, Term Loan B	2.804%	1/03/14	BB–	3,047,946
3,187	Intelsat, Tranche B, Term Loan C	2.804%	1/03/14	BB–	3,047,946
3,841	Intelsat, Tranche B, Term Loan	2.804%	7/01/13	BB–	3,658,910
6,800	Level 3 Financing, Inc., Term Loan	2.698%	3/13/14	B+	5,848,000
3,830	MetroPCS Wireless, Inc., Term Loan	3.045%	11/03/13	Ba2	3,670,919

24,033	Total Diversified Telecommunication Services				22,322,596

	Electric Utilities – 4.2% (3.0% of Total Investments)

1,611	Calpine Corporation, DIP Revolver, (7)	2.337%	3/31/14	B+	1,277,778
8,788	Calpine Corporation, DIP Term Loan	3.475%	3/29/14	B+	8,088,674
3,903	TXU Corporation, Term Loan B2	3.802%	10/10/14	B+	3,023,470
8,930	TXU Corporation, Term Loan B3	3.802%	10/10/14	B+	6,888,656

23,232	Total Electric Utilities				19,278,578

	Electrical Equipment – 0.9% (0.7% of Total Investments)

4,822	Allison Transmission Holdings, Inc., Term Loan	3.059%	8/07/14	B	4,205,013

	Electronic Equipment & Instruments – 0.5% (0.4% of Total Investments)

2,970	Sensata Technologies B.V., Term Loan, DD1	2.246%	4/27/13	B	2,503,155

	Energy Equipment & Services – 0.4% (0.3% of Total Investments)

953	PGS Finance, Inc., Term Loan	2.350%	6/29/15	Ba2	900,900
1,500	SemGroup, L.P., Term Loan B2	6.000%	3/01/11	Caa3	855,000

2,453	Total Energy Equipment & Services				1,755,900

	Food & Staples Retailing – 0.4% (0.3% of Total Investments)

2,000	Rite Aid Corporation, Tranche 4, Term Loan	9.500%	6/10/15	B+	2,060,000

	Food Products – 0.7% (0.5% of Total Investments)

376	Dole Food Company, Inc., Deposit-Funded Commitment	7.345%	4/12/13	Ba3	379,058
657	Dole Food Company, Inc., Term Loan B	8.000%	4/12/13	Ba3	662,627
2,446	Dole Food Company, Inc., Term Loan C	8.000%	4/12/13	Ba3	2,469,008

3,479	Total Food Products				3,510,693

	Health Care Providers & Services – 12.7% (9.2% of Total Investments)

697	Community Health Systems, Inc., Delayed Term Loan, DD1	2.535%	7/25/14	BB	656,708
13,666	Community Health Systems, Inc., Term Loan, DD1	2.896%	7/25/14	BB	12,871,714

22	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Providers & Services (continued)

$1,755	HCA, Inc., Term Loan A	2.348%	11/18/12	BB	$1,656,013
12,661	HCA, Inc., Term Loan, DD1	2.848%	11/18/13	BB	11,908,175
9,173	Health Management Associates, Inc., Term Loan	2.348%	2/28/14	BB–	8,541,294
1,473	HealthSouth Corporation, Term Loan	2.540%	3/10/13	BB–	1,408,198
1,779	IASIS Healthcare LLC, Delayed Term Loan	2.285%	3/14/14	Ba2	1,668,165
479	IASIS Healthcare LLC, Letter of Credit	0.179%	3/14/14	Ba2	449,337
1,068	IASIS Healthcare LLC, PIK Term Loan	5.738%	6/15/14	CCC+	860,057
5,142	IASIS Healthcare LLC, Term Loan	2.285%	3/14/14	Ba2	4,820,518
760	Invacare Corporation, Term Loan B	2.535%	2/12/13	BB	684,000
3,850	LifeCare, Term Loan B	4.740%	8/10/12	B2	2,829,750
509	LifePoint Hospitals, Inc.,Term Loan B	2.295%	4/15/12	Ba1	488,825
1,853	Select Medical Corporation, Term Loan	2.717%	2/24/12	Ba2	1,770,955
8,486	Vanguard Health Holding Company II LLC, Replacement Term Loan	2.535%	9/23/11	Ba3	8,215,365

63,351	Total Health Care Providers & Services				58,829,074

	Health Care Technology – 0.4% (0.3% of Total Investments)

1,828	Emdeon Business Services LLC, Term Loan	2.470%	11/18/13	BB–	1,782,442

	Hotels, Restaurants & Leisure – 10.1% (7.3% of Total Investments)

9,138	24 Hour Fitness Worldwide, Inc., Term Loan B	2.940%	6/08/12	Ba3	7,904,287
191	Buffets, Inc., 1st Lien Exit Term Loan	18.000%	4/30/12	B1	184,630
64	Buffets, Inc., 2nd Lien Exit Letter of Credit	7.841%	4/28/15	Caa1	29,771
302	Buffets, Inc., 2nd Lien Exit Term Loan	18.121%	5/01/13	Caa1	141,309
727	CBRL Group, Inc., Term Loan B1	2.520%	4/27/13	BB–	693,505
27	CBRL Group, Inc., Term Loan B2	2.008%	4/28/13	BB–	26,216
966	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	B+	890,343
4,762	Cedar Fair LP, Term Loan	2.285%	8/30/12	BB–	4,665,769
667	Fontainebleau Las Vegas LLC, Delayed Term Loan, (6)	5.250%	6/06/14	N/R	220,000
3,333	Fontainebleau Las Vegas LLC, Term Loan, (6)	5.250%	6/06/14	N/R	1,100,000
640	Isle of Capri Casinos, Inc., Delayed Term Loan A	2.348%	11/25/13	B+	607,222
728	Isle of Capri Casinos, Inc., Delayed Term Loan B	2.035%	11/25/13	B+	690,435
1,820	Isle of Capri Casinos, Inc., Delayed Term Loan	2.348%	11/25/13	B+	1,726,086
6,920	Orbitz Worldwide, Inc., Term Loan, DD1	3.598%	7/25/14	BB–	5,034,199
1,484	Sagittarius Restaurants LLC, Term Loan, WI/DD	TBD	TBD	Ba3	1,246,790
1,960	Travelport LLC, Delayed Term Loan	2.785%	8/23/13	Ba2	1,678,250
981	Travelport LLC, Letter of Credit	3.098%	8/23/13	Ba2	835,698
4,891	Travelport LLC, Term Loan	2.899%	8/23/13	Ba2	4,164,940
3,301	Venetian Casino Resort LLC, Delayed Term Loan	2.090%	5/23/14	B–	2,614,694
13,400	Venetian Casino Resort LLC, Term Loan	2.090%	5/23/14	B–	10,612,933
2,067	Wintergames Holdings, Term Loan A	7.790%	10/23/09	N/R	1,630,618

58,369	Total Hotels, Restaurants & Leisure				46,697,695

	Household Durables – 0.1% (0.1% of Total Investments)

337	Rent-A-Center Inc., Term Loan B	2.041%	6/30/12	BB+	323,546

	Household Products – 0.7% (0.5% of Total Investments)

1,317	Prestige Brands, Inc., Term Loan B	2.535%	4/06/11	BB–	1,294,352
2,000	Spectrum Brands, Inc., Term Loan, WI/DD	TBD	TBD	B2	1,833,334

3,317	Total Household Products				3,127,686

	Independent Power Producers & Energy Traders – 1.3% (1.0% of Total Investments)

2,268	NRG Energy, Inc., Credit Linked Deposit	2.098%	2/01/13	Baa3	2,156,209
4,231	NRG Energy, Inc., Term Loan	2.009%	2/01/13	Baa3	4,022,586

6,499	Total Independent Power Producers & Energy Traders				6,178,795

	Insurance – 2.1% (1.5% of Total Investments)

13,356	Conseco, Inc., Term Loan	6.500%	10/10/13	Caa1	9,750,124

	Internet Software & Services – 0.6% (0.5% of Total Investments)

770	Open Solutions, Inc., Term Loan B	2.625%	1/23/14	BB–	549,053
3,000	Sabre, Inc., Term Loan	2.665%	9/30/14	B1	2,426,250

3,770	Total Internet Software & Services				2,975,303

	IT Services – 3.9% (2.8% of Total Investments)

6,895	First Data Corporation, Term Loan B2, DD1	3.035%	9/24/14	B+	5,839,331
1,970	First Data Corporation, Term Loan B3	3.035%	9/24/14	B+	1,668,280
1,675	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan	4.040%	7/28/12	B+	1,440,343
367	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, First Lien	6.535%	3/02/14	CCC+	192,500

Nuveen Investments	23

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2009

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	IT Services (continued)

$633	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, Second Lien	6.535%	3/02/14	CCC+	$348,333
3,210	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	4.040%	7/28/12	B+	2,760,658
6,235	SunGard Data Systems, Inc., Term Loan B	2.454%	2/28/14	BB	5,923,123

20,985	Total IT Services				18,172,568

	Leisure Equipment & Products – 2.0% (1.4% of Total Investments)

10,840	Bombardier Recreational Products, Inc., Term Loan	3.296%	6/28/13	Caa1	7,750,790
5,000	Wimar OpCo LLC, Term Loan, (5), (6)	6.500%	1/03/12	N/R	1,475,000

15,840	Total Leisure Equipment & Products				9,225,790

	Machinery – 2.4% (1.7% of Total Investments)

4,975	Manitowoc Company, Term Loan	7.500%	11/06/14	BB	4,523,106
933	Navistar International Corporation, Synthetic Letter of Credit	3.535%	1/19/12	N/R	869,556
2,567	Navistar International Corporation, Term Loan	3.535%	1/19/12	N/R	2,391,279
3,389	Oshkosh Truck Corporation, Term Loan	6.623%	12/06/13	B+	3,365,628

11,864	Total Machinery				11,149,569

	Media – 19.3% (13.9% of Total Investments)

1	American Media Operations, Inc., Term Loan	10.000%	1/30/13	B–	506
5,837	Cequel Communications LLC, Term Loan B	2.304%	11/05/13	BB–	5,591,782
3,000	Charter Communications Operating Holdings LLC, Holdco Term Loan	6.750%	3/06/14	Ba2	2,501,250
16,334	Charter Communications Operating Holdings LLC, Term Loan, DD1	6.250%	3/06/14	Ba2	15,296,391
1,721	Gray Television, Inc., Term Loan B	6.810%	12/31/14	CCC+	1,099,131
7,611	Idearc, Inc., Term Loan, (5), (6)	4.250%	11/17/14	Caa3	3,513,691
15,473	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	3.535%	4/08/12	N/R	8,974,439
5,561	Neilsen Finance LLC, Term Loan B	4.050%	5/02/16	Ba3	5,248,121
4,663	Neilsen Finance LLC, Term Loan	2.300%	8/09/13	Ba3	4,348,436
639	NextMedia Operating, Inc., Delayed Term Loan	8.250%	11/15/12	CCC+	431,025
1,439	NextMedia Operating, Inc., Term Loan, First Lien	8.250%	11/15/12	CCC+	971,560
4,721	Philadelphia Newspapers, Term Loan, (5), (6)	7.750%	6/29/13	N/R	1,038,512
2,971	Readers Digest Association, Inc., Term Loan	2.644%	3/02/14	CCC	1,470,479
3,730	SFX Entertainment, Inc., Term Loan	3.721%	6/21/13	Ba3	3,487,318
1,954	Spanish Broadcasting System, Inc., Term Loan B	2.350%	6/10/12	CCC+	1,142,856
19,682	Tribune Company, Term Loan B, (5), (6), DD1	5.250%	6/04/14	Ca	8,114,090
2,048	Tribune Company, Term Loan X, (5), (6)	5.000%	6/04/09	Ca	837,974
23,000	Univision Communications, Inc., Term Loan	2.535%	9/29/14	B2	18,625,211
3,000	UPC Broadband Holding BV, Term Loan N	2.059%	12/31/14	Ba3	2,870,625
6,025	Yell Group PLC, Term Loan	3.285%	10/29/12	B	3,645,125

129,410	Total Media				89,208,522

	Metals & Mining – 2.4% (1.8% of Total Investments)

660	Aleris International, Inc., DIP Term Loan, (6)	13.000%	2/12/10	N/R	644,044
2,494	Algoma Acquisition Group, Term Loan	2.790%	6/20/13	B+	2,069,720
1,869	Amsted Industries, Inc., Delayed Term Loan	2.781%	4/05/13	BB	1,754,035
2,573	Amsted Industries, Inc., Term Loan	2.527%	4/05/13	BB	2,414,517
980	Edgen Murray II LP, Term Loan	3.442%	5/11/14	B	828,100
4,518	John Maneely Company, Term Loan	3.634%	12/08/13	B	3,537,618

13,094	Total Metals & Mining				11,248,034

	Multiline Retail – 0.3% (0.2% of Total Investments)

1,500	Neiman Marcus Group, Inc., Term Loan	2.504%	4/06/13	BB–	1,236,095

	Oil, Gas & Consumable Fuels – 2.6% (1.9% of Total Investments)

52	Alon Refining Krotz Springs, Inc., Term Loan A	13.750%	7/03/14	B+	41,977
118	Alon Refining Krotz Springs, Inc., Term Loan B	11.750%	7/03/14	B1	95,556
113	Alon USA Energy, Inc., Edgington Facility	2.885%	8/05/13	BB	86,708
901	Alon USA Energy, Inc., Paramount Facility	2.619%	8/05/13	BB	693,665
1,671	Big West Oil LLC, Delayed Term Loan, WI/DD	TBD	TBD	Ca	1,503,797
1,329	Big West Oil LLC, Term Loan, WI/DD	TBD	TBD	Ca	1,196,203
1,955	Brand Energy & Infrastructure Services, Inc., Term Loan B	2.602%	2/07/14	B1	1,813,263
412	Calumet Lubricants Company LP, Credit Linked Deposit	4.428%	1/03/15	B1	360,689
3,076	Calumet Lubricants Company LP, Term Loan	4.854%	1/03/15	B1	2,691,896
2,962	CCS Income Trust, Term Loan	3.285%	11/14/14	B	2,216,866
1,500	Venoco, Inc., Term Loan	4.313%	5/07/14	B	1,168,125

14,089	Total Oil, Gas & Consumable Fuels				11,868,745

24	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Paper & Forest Products – 0.3% (0.2% of Total Investments)

$1,965	Wilton Products, Term Loan	3.540%	11/16/14	B+	$1,326,375

	Pharmaceuticals – 0.6% (0.4% of Total Investments)

2,000	Graceway Pharmaceuticals LLC, Second Lien Term Loan	6.785%	5/03/13	B–	800,000
983	Graceway Pharmaceuticals LLC, Term Loan	3.035%	5/03/12	BB	783,982
877	Warner Chilcott Corporation, Tranche B, Term Loan	2.461%	1/18/12	BB	855,977
308	Warner Chilcott Corporation, Tranche C, Term Loan	2.285%	1/18/12	BB	300,199

4,168	Total Pharmaceuticals				2,740,158

	Real Estate Investment Trust – 0.1% (0.1% of Total Investments)

1,000	Tishman Speyer Real Estate, L.P., Term Loan, (5)	4.000%	1/09/13	CCC	335,000

	Real Estate Management & Development – 4.1% (2.9% of Total Investments)

8,303	Capital Automotive LP, Term Loan	2.060%	12/15/10	Ba1	6,538,320
12,625	LNR Property Corporation, Term Loan B	3.810%	7/12/11	B2	7,701,527
5,880	Realogy Corporation, Delayed Term Loan	3.413%	10/10/13	Caa1	4,557,203

26,808	Total Real Estate Management & Development				18,797,050

	Road & Rail – 5.2% (3.8% of Total Investments)

2,493	Avis Budget Car Rental, LLC Term Loan, WI/DD	TBD	TBD	Ba3	2,230,355
667	Hertz Corporation, Letter of Credit	2.359%	12/21/12	Ba1	631,042
3,641	Hertz Corporation, Term Loan	2.047%	12/21/12	Ba1	3,446,476
22,961	Swift Transportation Company, Inc., Term Loan	3.563%	5/10/14	B–	17,833,014

29,762	Total Road & Rail				24,140,887

	Semiconductors & Equipment – 0.5% (0.4% of Total Investments)

2,905	Freescale Semiconductor, Inc., Term Loan	2.059%	12/01/13	B2	2,157,893

	Software – 3.3% (2.4% of Total Investments)

6,000	Dealer Computer Services, Inc., Term Loan, Second Lien	5.785%	10/26/13	B	3,960,000
7,506	Dealer Computer Services, Inc., Term Loan	2.285%	10/26/12	BB	6,436,378
7,000	IPC Systems, Inc., Term Loan, Second Lien, DD1	5.848%	6/01/15	CCC	3,570,000
1,853	IPC Systems, Inc., Term Loan	2.726%	5/31/14	B1	1,538,221

22,359	Total Software				15,504,599

	Specialty Retail – 6.2% (4.5% of Total Investments)

2,000	Blockbuster, Inc., Revolver	13.500%	9/30/10	B1	1,878,334
7,139	Burlington Coat Factory Warehouse Corporation, Term Loan, DD1	2.540%	5/28/13	B3	6,005,543
2,992	Claire’s Stores, Inc. Term Loan B, WI/DD	TBD	TBD	Caa2	1,956,254
700	J Crew Operating Corporation, Term Loan	2.063%	5/15/13	BB+	615,956
9,438	Michaels Stores, Inc., Term Loan	2.563%	10/31/13	B	7,800,113
4,685	Sally Holdings LLC, Term Loan	2.695%	11/16/13	BB	4,500,417
5,985	Toys “R” Us–Delaware, Inc., Term Loan B	4.536%	7/19/12	BB–	5,792,696

32,939	Total Specialty Retail				28,549,313

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

1,000	HBI Branded Apparel Limited, Inc., Term Loan, Second Lien	4.254%	3/05/14	BB–	963,333

	Trading Companies & Distributors – 0.8% (0.6% of Total Investments)

1,824	Ashtead Group Public Limited Company, Term Loan	2.063%	8/31/11	BB+	1,710,000
384	Brenntag Holdings GmbH & Co. KG, Acquisition Facility	2.327%	1/20/14	B+	365,569
1,572	Brenntag Holdings GmbH & Co. KG, Facility B2	2.289%	1/20/14	B+	1,497,231

3,780	Total Trading Companies & Distributors				3,572,800

	Wireless Telecommunication Services – 2.3% (1.7% of Total Investments)

11,000	Asurion Corporation, Term Loan	3.581%	7/03/14	N/R	10,621,875

$688,373	Total Variable Rate Senior Loan Interests (cost $635,470,047)				549,788,724

Shares	Description (1)				Value
	Common Stocks – 1.9% (1.4% of Total Investments)

	Building Products – 1.9% (1.4% of Total Investments)

301,905	Masonite Worldwide Holdings, (8)				8,604,292

Nuveen Investments	25

JFR	Nuveen Floating Rate Income Fund (continued) Portfolio of Investments July 31, 2009

Shares	Description (1)				Value
	Hotels Restaurants & Leisure – 0.0% (0.0% of Total Investments)

13,895	Buffets Restaurant Holdings Inc., (8)				$19,106

	Total Common Stocks (cost $16,518,313)				8,623,398

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 11.3% (8.2% of Total Investments)

	Diversified Telecommunication Services – 1.4% (1.0% of Total Investments)

$2,000	Intelsat Limited	7.625%	4/15/12	CCC+	$1,890,000
5,000	Qwest Corporation, Floating Rate Note, 3.250% plus three-month LIBOR	3.729%	6/15/13	BBB–	4,725,000

7,000	Total Diversified Telecommunication Services				6,615,000

	Electric Utilities – 0.3% (0.3% of Total Investments)

2,000	Texas Competitive Electric Holdings, Series A	10.250%	11/01/15	CCC	1,580,000

	Energy Equipment & Services – 1.0% (0.7% of Total Investments)

5,000	Williams Companies Inc., Floating Rate Note, 2.000% plus three-month LIBOR, 144A	2.479%	9/15/10	BBB–	4,751,745

	Food Products – 0.4% (0.3% of Total Investments)

1,780	Dole Food Company	8.875%	3/15/11	B–	1,775,550

	Health Care Providers & Services – 1.5% (1.1% of Total Investments)

5,000	HCA Inc., 144A	8.500%	4/15/19	BB	5,150,000
2,000	Select Medical Corporation, Floating Rate Note, 5.750% plus six-month LIBOR	6.675%	9/15/15	Caa1	1,590,000

7,000	Total Health Care Providers & Services				6,740,000

	Hotels, Restaurants & Leisure – 1.4% (1.0% of Total Investments)

7,900	Mohegan Tribal Gaming Authority	8.000%	4/01/12	CCC+	6,517,500

	Internet Software & Services – 0.2% (0.1% of Total Investments)

1,750	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	866,250

	Oil, Gas & Consumable Fuels – 1.6% (1.2% of Total Investments)

1,000	SemGroup LP, 144A, (9)	8.750%	11/15/15	N/R	35,000
5,000	Western Refining Inc., Floating Rate Note, 7.500% plus three-month LIBOR, 144A	7.979%	6/15/14	B3	4,625,000
3,000	Western Refining Inc., 144A	11.250%	6/15/17	BB–	2,670,000

9,000	Total Oil, Gas & Consumable Fuels				7,330,000

	Paper & Forest Products – 0.4% (0.3% of Total Investments)

4,000	Verso Paper Holdings LLC, Series B, Floating Rate Note, 3.750% plus three-month LIBOR	4.229%	8/01/14	B–	1,940,000

	Pharmaceuticals – 0.2% (0.2% of Total Investments)

1,000	Elan Financing Corporation PLC, Floating Rate Note, 4.000% plus three-month LIBOR	4.479%	11/15/11	B	955,000

	Real Estate Investment Trust – 0.9% (0.6% of Total Investments)

5,000	Felcor Lodging LP, Floating Rate Note, 1.875% plus six-month LIBOR	2.800%	12/01/11	B2	4,087,500

	Semiconductors & Equipment – 1.8% (1.3% of Total Investments)

1,400	Avago Technologies Finance Pte. Ltd., Floating Rate Note, 5.500% plus three-month LIBOR	5.979%	6/01/13	BB–	1,232,000
4,320	NXP BV, 144A	10.000%	7/15/13	B–	3,866,400
4,000	Spansion LLC, Floating Rate Note, 3.125% plus three-month LIBOR, 144A, (10)	3.604%	6/01/13	D	3,380,000

9,720	Total Semiconductors & Equipment				8,478,400

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

1,000	HanesBrands Inc., Floating Rate Note, 3.375% plus six-month LIBOR	4.300%	12/15/14	B	850,000

$62,150	Total Corporate Bonds (cost $56,609,341)				52,486,945

Shares	Description (1)				Value
	Investment Companies – 2.0% (1.4% of Total Investments)

353,668	Eaton Vance Floating-Rate Income Trust Fund				$4,251,089
963,820	Eaton Vance Senior Income Trust				4,819,100

	Total Investment Companies (cost $11,947,776)				9,070,189

26	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 4.3% (3.1% of Total Investments)

$19,909	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/09, repurchase price $19,909,029, collateralized by $20,085,000 U.S. Treasury Notes, 0.875%, due 12/31/10, value $20,310,956	0.050%	8/03/09	$19,908,946

	Total Short-Term Investments (cost $19,908,946)			19,908,946

	Total Investments (cost $740,454,423) – 138.2%			639,878,202

	Borrowings – (8.3)% (11)			(38,500,000)

	Other Assets Less Liabilities – (7.2)%			(33,351,812)

	Preferred Shares, at Liquidation Value – (22.7)% (11)			(105,000,000)

	Net Assets Applicable to Common Shares – 100%			$463,026,390

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(6)	At or subsequent to July 31, 2009, this issue was under the protection of the Federal Bankruptcy Court.
(7)	Position, or portion of position, represents an unfunded Senior Loan commitment outstanding at July 31, 2009.
(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(9)	This issue is under protection of the Federal Bankruptcy Court. As a result, the Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(10)	As of March 1, 2009, this issue is under protection of the Federal Bankruptcy Court (the “Bankruptcy Court”). As a result, the Adviser concluded that the issuer was not likely to meet its future interest payment obligations and directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Subsequent to March 1, 2009, the Fund received its June 1, 2009 and September 1, 2009, interest payments as directed by the Bankruptcy Court’s Final Order and consequently accrued income on this issue during the period July 1, 2009 through September 1, 2009. As of September 2, 2009, the Fund ceased accruing additional income on this issue.
(11)	Borrowings and Preferred Shares, at Liquidation Value as a percentage of Total Investments are 6.0% and 16.4%, respectively.
N/R	Not rated.
DD1	Portion of investment purchased on a delayed delivery basis.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
See accompanying notes to financial statements.

Nuveen Investments	27

JRO	Nuveen Floating Rate Income Opportunity Fund Portfolio of Investments
July 31, 2009

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 118.1% (85.5% of Total Investments) (4)

	Aerospace & Defense – 0.8% (0.6% of Total Investments)

$574	DAE Aviation Holdings, Inc., Term Loan B1	4.240%	7/31/14	B+	$476,809
563	DAE Aviation Holdings, Inc., Term Loan B2	4.240%	7/31/14	B+	467,656
1,150	Transdigm, Inc., Term Loan B	2.411%	6/23/13	BB–	1,116,458

2,287	Total Aerospace & Defense				2,060,923

	Airlines – 3.4% (2.5% of Total Investments)

1,000	Delta Air Lines, Inc., Credit Linked Deposit, WI/DD	TBD	TBD	Ba2	879,286
3,377	Delta Air Lines, Inc., Term Loan, DD1	3.552%	4/30/14	B	2,323,261
3,679	Northwest Airlines, Inc., DIP Term Loan	2.290%	12/31/10	BB–	3,515,811
4,564	United Air Lines, Inc., Term Loan B	2.313%	2/01/14	B+	2,608,868

12,620	Total Airlines				9,327,226

	Auto Components – 2.3% (1.7% of Total Investments)

5,518	Federal-Mogul Corporation, Tranche B, Term Loan	2.244%	12/29/14	Ba3	4,179,616
2,816	Federal-Mogul Corporation, Tranche C, Term Loan	2.228%	12/28/15	Ba3	2,133,103

8,334	Total Auto Components				6,312,719

	Automobiles – 2.4% (1.7% of Total Investments)

7,500	Ford Motor Co., Term Loan, WI/DD	TBD	TBD	CCC+	6,403,123

	Building Products – 3.6% (2.6% of Total Investments)

1,614	Atrium Companies, Inc., Term Loan	11.750%	5/31/12	Caa3	680,745
3,000	Building Materials Corporation of America, Term Loan, Second Lien	6.125%	9/15/14	Caa2	2,454,000
5,854	Building Materials Corporation of America, Term Loan	3.063%	2/22/14	B+	5,266,162
2,918	TFS Acquisition, Term Loan	5.098%	8/11/13	B2	1,349,344

13,386	Total Building Products				9,750,251

	Chemicals – 4.4% (3.2% of Total Investments)

800	Celanese US Holdings LLC, Credit Linked Deposit	0.559%	4/02/14	BB+	759,625
955	Hercules Offshore, Inc., Term Loan	8.500%	7/11/13	B+	883,551
2,964	Hexion Specialty Chemicals, Inc., Term Loan C1, DD1	2.875%	5/05/13	B1	2,238,028
644	Hexion Specialty Chemicals, Inc., Term Loan C2, DD1	2.875%	5/05/13	B1	486,163
2,992	Huntsman International LLC, Term Loan	2.038%	4/19/14	Ba1	2,781,108
1,485	Ineos US Finance LLC, Tranche B2	7.501%	12/16/13	CCC+	1,150,638
1,485	Ineos US Finance LLC, Tranche C2	8.001%	12/16/14	CCC+	1,150,638
1,240	JohnsonDiversey, Inc., Delayed Term Loan	3.016%	12/16/10	Ba2	1,213,527
12	LyondellBasell Finance Company, Dutch Revolving Line of Credit, (5)	3.786%	12/20/13	CC	5,273
28	LyondellBasell Finance Company, Dutch Tranche A, Term Loan, (5)	3.786%	12/20/13	CC	12,108
35	LyondellBasell Finance Company, German Tranche B1, Euro Term Loan, (5)	4.036%	12/22/14	CC	14,964
35	LyondellBasell Finance Company, German Tranche B2, Euro Term Loan, (5)	4.036%	12/20/14	CC	14,964
35	LyondellBasell Finance Company, German Tranche B3, Euro Term Loan, (5)	4.036%	12/22/14	CC	14,964
45	LyondellBasell Finance Company, Revolving Line of Credit, (5)	3.786%	12/20/13	CC	19,547
269	LyondellBasell Finance Company, Roll-Up DIP Term Loan, (5)	5.814%	12/15/09	CC	227,727
87	LyondellBasell Finance Company, US Tranche A, Term Loan, (5)	3.786%	12/20/13	CC	37,242
151	LyondellBasell Finance Company, US Tranche B1, Term Loan, (5)	7.000%	12/22/14	CC	64,935
151	LyondellBasell Finance Company, US Tranche B2, Term Loan, (5)	7.000%	12/22/14	CC	64,935
151	LyondellBasell Finance Company, US Tranche B3, Term Loan, (5)	7.000%	12/22/14	CC	64,935
702	Rockwood Specialties Group, Inc., Term Loan H	6.000%	7/30/12	Ba2	710,322

14,266	Total Chemicals				11,915,194

	Commercial Services & Supplies – 1.8% (1.3% of Total Investments)

942	NCO Financial Systems, Inc., Term Loan	7.500%	5/15/13	Ba3	857,652
2,188	Rental Services Corporation, Term Loan	4.016%	11/27/13	B–	1,793,801
181	ServiceMaster Company, Delayed Term Loan, WI/DD	TBD	TBD	B+	154,868
1,819	ServiceMaster Company, Term Loan, WI/DD	TBD	TBD	B+	1,555,132
783	Workflow Holdings Corporation, Term Loan	9.500%	11/30/11	Caa1	495,429

5,913	Total Commercial Services & Supplies				4,856,882

28	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Communications Equipment – 1.0% (0.8% of Total Investments)

$1,926	Aspect Software, Inc., Term Loan B	3.313%	7/11/11	B1	$1,675,800
1,500	Avaya Inc., Term Loan	3.411%	10/26/14	Ba3	1,132,500

3,426	Total Communications Equipment				2,808,300

	Construction Materials – 0.6% (0.4% of Total Investments)

2,000	McJunkin Red Man Holding Corporation, Term Loan	3.535%	1/31/14	B2	1,540,000

	Containers & Packaging – 0.2% (0.1% of Total Investments)

489	Amscan Holdings, Inc., Term Loan	2.879%	5/27/13	B1	431,322

	Diversified Consumer Services – 1.6% (1.1% of Total Investments)

1,915	Cengage Learning Acquisitions, Inc., Term Loan	2.790%	7/05/14	B+	1,650,419
256	Laureate Education, Inc., Delayed Term Loan	3.754%	8/17/14	B1	226,550
1,711	Laureate Education, Inc., Term Loan B	3.754%	8/17/14	B1	1,513,779
877	West Corporation, Term Loan	2.668%	10/24/13	BB–	833,499

4,759	Total Diversified Consumer Services				4,224,247

	Diversified Financial Services – 0.5% (0.4% of Total Investments)

1,791	Fox Acquisition Sub LLC, Term Loan B	7.250%	7/14/15	B	1,427,080

	Diversified Telecommunication Services – 4.0% (2.9% of Total Investments)

581	Intelsat, Tranche B, Term Loan A	2.804%	1/03/14	BB–	555,299
580	Intelsat, Tranche B, Term Loan B	2.804%	1/03/14	BB–	555,130
580	Intelsat, Tranche B, Term Loan C	2.804%	1/03/14	BB–	555,130
1,921	Intelsat, Tranche B, Term Loan	2.804%	7/01/13	BB–	1,829,455
2,000	Intelsat, Unsecured Term Loan	2.802%	2/01/14	BB–	1,590,000
4,533	Level 3 Financing, Inc., Term Loan	2.698%	3/13/14	B+	3,898,667
1,905	MetroPCS Wireless, Inc., Term Loan	3.045%	11/03/13	Ba2	1,825,998

12,100	Total Diversified Telecommunication Services				10,809,679

	Electric Utilities – 4.0% (2.9% of Total Investments)

806	Calpine Corporation, DIP Revolver, (6)	2.337%	3/31/14	B+	638,889
5,394	Calpine Corporation, DIP Term Loan	3.475%	3/29/14	B+	4,964,736
1,940	TXU Corporation, Term Loan B2	3.802%	10/10/14	B+	1,503,078
4,965	TXU Corporation, Term Loan B3	3.802%	10/10/14	B+	3,830,031

13,105	Total Electric Utilities				10,936,734

	Electrical Equipment – 0.3% (0.2% of Total Investments)

898	Allison Transmission Holdings, Inc., Term Loan	3.059%	8/07/14	B	783,393

	Electronic Equipment & Instruments – 0.6% (0.4% of Total Investments)

1,940	Sensata Technologies B.V., Term Loan	2.246%	4/27/13	B	1,635,057

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

750	SemGroup, L.P., Term Loan B2	6.000%	3/01/11	Caa3	427,500

	Food Products – 0.6% (0.4% of Total Investments)

168	Dole Food Company, Inc., Deposit-Funded Commitment	7.345%	4/12/13	Ba3	169,956
294	Dole Food Company, Inc., Term Loan B	8.000%	4/12/13	Ba3	297,098
1,097	Dole Food Company, Inc., Term Loan C	8.000%	4/12/13	Ba3	1,107,012

1,559	Total Food Products				1,574,066

	Health Care Equipment & Supplies – 1.6% (1.1% of Total Investments)

1,995	Select Medical Corporation, Term Loan	2.717%	2/24/12	Ba2	1,906,688
1,408	Symbion, Inc., Term Loan A	3.535%	8/23/13	Ba3	1,196,588
1,408	Symbion, Inc., Term Loan B	3.535%	8/25/14	Ba3	1,196,588

4,811	Total Health Care Equipment & Supplies				4,299,864

	Health Care Providers & Services – 11.0% (8.0% of Total Investments)

255	Community Health Systems, Inc., Delayed Term Loan	2.535%	7/25/14	BB	240,019
4,995	Community Health Systems, Inc., Term Loan	2.896%	7/25/14	BB	4,704,825
1,711	HCA, Inc., Term Loan A	2.348%	11/18/12	BB	1,614,138
6,686	HCA, Inc., Term Loan	2.848%	11/18/13	BB	6,288,688
4,587	Health Management Associates, Inc., Term Loan	2.348%	2/28/14	BB–	4,270,647
1,473	HealthSouth Corporation, Term Loan	2.540%	3/10/13	BB–	1,408,198
1,263	IASIS Healthcare LLC, Delayed Term Loan	2.285%	3/14/14	Ba2	1,183,857
340	IASIS Healthcare LLC, Letter of Credit	0.179%	3/14/14	Ba2	318,884

Nuveen Investments	29

JRO	Nuveen Floating Rate Income Opportunity Fund (continued) Portfolio of Investments July 31, 2009

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Providers & Services (continued)

$2,066	IASIS Healthcare LLC, PIK Term Loan	5.738%	6/15/14	CCC+	$1,662,774
3,649	IASIS Healthcare LLC, Term Loan	2.285%	3/14/14	Ba2	3,421,009
509	LifePoint Hospitals, Inc.,Term Loan B	2.295%	4/15/12	Ba1	488,825
4,421	Vanguard Health Holding Company II LLC, Replacement Term Loan	2.535%	9/23/11	Ba3	4,280,003

31,955	Total Health Care Providers & Services				29,881,867

	Health Care Technology – 0.1% (0.1% of Total Investments)

406	Emdeon Business Services LLC, Term Loan	2.470%	11/18/13	BB–	395,644

	Hotels, Restaurants & Leisure – 12.1% (8.8% of Total Investments)

3,872	24 Hour Fitness Worldwide, Inc., Term Loan B	2.940%	6/08/12	Ba3	3,349,647
110	CBRL Group, Inc., Term Loan B2	2.008%	4/28/13	BB–	104,863
1,554	CCM Merger, Inc., Term Loan B	8.500%	7/13/12	B+	1,431,902
2,857	Cedar Fair LP, Term Loan	2.285%	8/30/12	BB–	2,799,461
333	Fontainebleau Las Vegas LLC, Delayed Term Loan, (5)	5.250%	6/06/14	N/R	110,000
1,667	Fontainebleau Las Vegas LLC, Term Loan, (5)	5.250%	6/06/14	N/R	550,000
470	Isle of Capri Casinos, Inc., Delayed Term Loan A	2.348%	11/25/13	B+	445,433
534	Isle of Capri Casinos, Inc., Delayed Term Loan B	2.035%	11/25/13	B+	506,482
1,335	Isle of Capri Casinos, Inc., Delayed Term Loan	2.348%	11/25/13	B+	1,266,206
4,942	Orbitz Worldwide, Inc., Term Loan, DD1	3.598%	7/25/14	BB–	3,595,613
4,486	Shingle Springs Tribal Gaming Authority, Term Loan, (6)	10.405%	12/17/13	Caa1	3,897,194
1,960	Travelport LLC, Delayed Term Loan	2.785%	8/23/13	Ba2	1,678,250
714	Travelport LLC, Letter of Credit	3.098%	8/23/13	Ba2	607,780
3,557	Travelport LLC, Term Loan	2.899%	8/23/13	Ba2	3,029,047
1,980	Venetian Casino Resort LLC, Delayed Term Loan	2.090%	5/23/14	B–	1,568,160
7,840	Venetian Casino Resort LLC, Term Loan	2.090%	5/23/14	B–	6,209,280
2,254	Wintergames Holdings, Term Loan A	7.790%	10/23/09	N/R	1,777,745

40,465	Total Hotels, Restaurants & Leisure				32,927,063

	Household Products – 0.7% (0.5% of Total Investments)

176	Prestige Brands, Inc., Term Loan B	2.535%	4/06/11	BB–	173,373
2,000	Spectrum Brands, Inc., Term Loan, WI/DD	TBD	TBD	B2	1,833,334

2,176	Total Household Products				2,006,707

	Insurance – 1.3% (0.9% of Total Investments)

653	Affirmative Insurance Holdings, Inc., Term Loan	9.250%	1/31/14	B–	346,328
4,298	Conseco, Inc., Term Loan	6.500%	10/10/13	Caa1	3,137,872

4,951	Total Insurance				3,484,200

	Internet Software & Services – 1.4% (1.0% of Total Investments)

770	Open Solutions, Inc., Term Loan B	2.625%	1/23/14	BB–	549,053
3,887	Sabre, Inc., Term Loan	2.665%	9/30/14	B1	3,143,798

4,657	Total Internet Software & Services				3,692,851

	IT Services – 2.6% (1.9% of Total Investments)

913	Attachmate Corporation, Term Loan	3.535%	4/13/13	BB–	794,365
2,938	First Data Corporation, Term Loan B2, DD1	3.035%	9/24/14	B+	2,487,936
333	Infor Global Solutions Intermediate Holdings, Ltd., Delayed Term Loan	4.040%	7/28/12	B+	286,749
733	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, First Lien	6.535%	3/02/14	CCC+	385,000
1,267	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan, Second Lien	6.535%	3/02/14	CCC+	696,667
639	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan	4.040%	7/28/12	B+	549,601
2,087	SunGard Data Systems, Inc., Term Loan B	2.454%	2/28/14	BB	1,982,965

8,910	Total IT Services				7,183,283

	Leisure Equipment & Products – 2.0% (1.4% of Total Investments)

6,283	Bombardier Recreational Products, Inc., Term Loan	3.296%	6/28/13	Caa1	4,492,562
3,000	Wimar OpCo LLC, Term Loan, (5), (7)	6.500%	1/03/12	N/R	885,000

9,283	Total Leisure Equipment & Products				5,377,562

	Machinery – 2.8% (2.0% of Total Investments)

2,985	Manitowoc Company, Term Loan	7.500%	11/06/14	BB	2,713,863
578	Navistar International Corporation, Synthetic Letter of Credit	3.535%	1/19/12	N/R	538,297
1,589	Navistar International Corporation, Term Loan	3.535%	1/19/12	N/R	1,480,316
1,695	Oshkosh Truck Corporation, Term Loan	6.623%	12/06/13	B+	1,682,814

30	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Machinery (continued)

$275	Rexnord Corporation, Incremental Term Loan	2.313%	7/19/13	BB–	$247,499
934	Rexnord Corporation, Term Loan	2.957%	7/19/13	BB–	850,328

8,056	Total Machinery				7,513,117

	Media – 19.8% (14.4% of Total Investments)

983	CanWest Mediaworks LP, Term Loan	4.250%	7/10/15	Caa3	515,812
2,878	Cequel Communications LLC, Term Loan B	2.304%	11/05/13	BB–	2,756,420
3,000	Charter Communications Operating Holdings LLC, Holdco Term Loan	6.750%	3/06/14	Ba2	2,501,250
9,174	Charter Communications Operating Holdings LLC, Term Loan, DD1	6.250%	3/06/14	Ba2	8,591,651
864	Cumulus Media, Inc., Term Loan	4.288%	6/11/14	B	583,104
2,928	HIT Entertainment, Inc., Term Loan B	3.260%	3/20/12	B1	2,379,110
2,000	HIT Entertainment, Inc., Term Loan	6.510%	2/26/13	Caa1	880,000
4,757	Idearc, Inc., Term Loan, (5), (7)	4.250%	11/17/14	Caa3	2,196,057
5,835	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	3.535%	4/08/12	N/R	3,384,070
5,887	Metro-Goldwyn-Mayer Studios, Inc., Term Loan	3.535%	4/08/12	N/R	3,414,554
3,073	Neilsen Finance LLC, Term Loan B	4.050%	5/02/16	Ba3	2,899,859
1,472	Neilsen Finance LLC, Term Loan	2.300%	8/09/13	Ba3	1,372,226
3,038	NextMedia Operating, Inc., Term Loan, Second Lien	11.250%	11/15/13	CC	227,864
3,049	Philadelphia Newspapers, Term Loan A, (5), (7)	16.500%	6/29/12	N/R	228,671
2,007	Readers Digest Association, Inc., Term Loan	2.644%	3/02/14	CCC	993,565
3,737	SFX Entertainment, Inc., Term Loan	3.721%	6/21/13	Ba3	3,494,342
997	Spanish Broadcasting System, Inc., Term Loan B	2.350%	6/10/12	CCC+	583,477
11,807	Tribune Company, Term Loan B, (5), (7), DD1	5.250%	6/04/14	Ca	4,867,621
1,365	Tribune Company, Term Loan X, (5), (7)	5.000%	6/04/09	Ca	558,649
11,000	Univision Communications, Inc., Term Loan	2.535%	9/29/14	B2	8,907,710
4,025	Yell Group PLC, Term Loan	3.285%	10/29/12	B	2,435,125

83,876	Total Media				53,771,137

	Metals & Mining – 2.0% (1.5% of Total Investments)

502	Aleris International, Inc., DIP Term Loan, (5)	13.000%	2/12/10	N/R	490,389
1,163	Amsted Industries, Inc., Delayed Term Loan	2.781%	4/05/13	BB	1,091,693
1,602	Amsted Industries, Inc., Term Loan	2.527%	4/05/13	BB	1,502,769
1,995	Essar Steel Algoma Inc., Term Loan	2.790%	6/20/13	B+	1,655,776
942	John Maneely Company, Term Loan	3.634%	12/08/13	B	737,446

6,204	Total Metals & Mining				5,478,073

	Multiline Retail – 0.5% (0.3% of Total Investments)

1,500	Neiman Marcus Group, Inc., Term Loan	2.504%	4/06/13	BB–	1,236,095

	Oil, Gas & Consumable Fuels – 3.9% (2.8% of Total Investments)

662	Alon Refining Krotz Springs, Inc., Term Loan A	13.750%	7/03/14	B+	536,424
1,508	Alon Refining Krotz Springs, Inc., Term Loan B	11.750%	7/03/14	B+	1,221,109
58	Alon USA Energy, Inc., Edgington Facility	2.885%	8/05/13	BB	44,507
462	Alon USA Energy, Inc., Paramount Facility	2.619%	8/05/13	BB	356,053
418	Big West Oil LLC, Delayed Term Loan, WI/DD	TBD	TBD	Ca	375,949
332	Big West Oil LLC, Term Loan, WI/DD	TBD	TBD	Ca	299,051
575	Calumet Lubricants Company LP, Credit Linked Deposit	4.428%	1/03/15	B1	502,874
4,289	Calumet Lubricants Company LP, Term Loan	4.854%	1/03/15	B1	3,753,047
2,970	CCS Income Trust, Term Loan	3.285%	11/14/14	B	2,222,436
568	RAM Energy Resources, Inc., Term Loan	12.750%	11/29/12	N/R	397,429
1,000	Venoco, Inc., Term Loan	4.313%	5/07/14	B	778,750

12,842	Total Oil, Gas & Consumable Fuels				10,487,629

	Paper & Forest Products – 1.0% (0.7% of Total Investments)

3,930	Wilton Products, Term Loan	3.540%	11/16/14	B+	2,652,750

	Pharmaceuticals – 0.6% (0.4% of Total Investments)

1,000	Graceway Pharmaceuticals LLC, Second Lien Term Loan	6.785%	5/03/13	B–	400,000
1,475	Graceway Pharmaceuticals LLC, Term Loan	3.035%	5/03/12	BB	1,175,973

2,475	Total Pharmaceuticals				1,575,973

	Real Estate Investment Trust – 0.1% (0.1% of Total Investments)

1,000	Tishman Speyer Real Estate, L.P., Term Loan, (7)	4.000%	1/09/13	CCC	335,000

Nuveen Investments	31

JRO	Nuveen Floating Rate Income Opportunity Fund (continued) Portfolio of Investments July 31, 2009

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Real Estate Management & Development – 4.8% (3.5% of Total Investments)

$5,563	Capital Automotive LP, Term Loan	2.060%	12/15/10	Ba1	$4,380,769
7,891	LNR Property Corporation, Term Loan B	3.810%	7/12/11	B2	4,813,455
4,900	Realogy Corporation, Delayed Term Loan	3.413%	10/10/13	Caa1	3,797,669

18,354	Total Real Estate Management & Development				12,991,893

	Road & Rail – 5.1% (3.7% of Total Investments)

1,994	Avis Budget Car Rental, LLC Term Loan, WI/DD	TBD	TBD	Ba3	1,784,284
444	Hertz Corporation, Letter of Credit	2.359%	12/21/12	Ba1	420,695
2,427	Hertz Corporation, Term Loan	2.047%	12/21/12	Ba1	2,297,651
12,148	Swift Transportation Company, Inc., Term Loan	3.563%	5/10/14	B–	9,434,643

17,013	Total Road & Rail				13,937,273
	Semiconductors & Equipment – 0.4% (0.3% of Total Investments)

1,502	Freescale Semiconductor, Inc., Term Loan	2.059%	12/01/13	B2	1,115,646

	Software – 3.9% (2.8% of Total Investments)

4,000	Dealer Computer Services, Inc., Term Loan, Second Lien	5.785%	10/26/13	B	2,640,000
5,843	Dealer Computer Services, Inc., Term Loan	2.285%	10/26/12	BB	5,010,257
3,436	IPC Systems, Inc., Term Loan	2.726%	5/31/14	B1	2,851,684

13,279	Total Software				10,501,941

	Specialty Retail – 5.7% (4.2% of Total Investments)

2,000	Blockbuster, Inc., Revolver	13.500%	9/30/10	B1	1,878,334
98	Blockbuster, Inc., Tranche A, Term Loan	4.170%	8/20/09	B1	94,365
4,964	Burlington Coat Factory Warehouse Corporation, Term Loan, DD1	2.540%	5/28/13	B3	4,175,935
2,992	Claire’s Stores, Inc. Term Loan B, WI/DD	TBD	TBD	Caa2	1,956,254
3,200	Michaels Stores, Inc., Term Loan	2.563%	10/31/13	B	2,644,940
4,985	Toys “R” Us–Delaware, Inc., Term Loan B	4.536%	7/19/12	BB–	4,824,839

18,239	Total Specialty Retail				15,574,667

	Trading Companies & Distributors – 0.6% (0.5% of Total Investments)

1,824	Ashtead Group Public Limited Company, Term Loan	2.063%	8/31/11	BB+	1,710,000

	Wireless Telecommunication Services – 1.8% (1.3% of Total Investments)

5,000	Asurion Corporation, Term Loan	3.581%	7/03/14	N/R	4,828,125

$409,831	Total Variable Rate Senior Loan Interests (cost $375,986,064)				320,182,056

Shares	Description (1)				Value
	Common Stocks – 1.3% (0.9% of Total Investments)

	Building Products – 1.3% (0.9% of Total Investments)

124,402	Masonite Worldwide Holdings, (8)				$3,545,457

	Total Common Stocks (cost $6,806,491)				3,545,457

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 2.7% (1.9% of Total Investments)

	Food & Staples Retailing – 1.0% (0.7% of Total Investments)

$2,747	Great Atlantic & Pacific Tea Company Inc.	5.125%	6/15/11	CCC+	$2,616,518

	Real Estate Investment Trust – 0.5% (0.3% of Total Investments)

1,500	MPT Operating Partnership Limited Partnership	6.125%	11/15/11	N/A	1,275,000

	Semiconductors & Equipment – 1.2% (0.9% of Total Investments)

4,500	Advanced Micro Devices, Inc.	5.750%	8/15/12	CCC+	3,335,625

$8,747	Total Convertible Bonds (cost $5,444,449)				7,227,143

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 12.8% (9.3% of Total Investments)

	Auto Components – 0.2% (0.1% of Total Investments)

$600	Exide Technologies	10.500%	3/15/13	B–	510,000

32	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Diversified Telecommunication Services – 0.7% (0.5% of Total Investments)

$2,000	Intelsat Limited	7.625%	4/15/12	CCC+	$1,890,000

	Electric Utilities – 0.6% (0.4% of Total Investments)

2,000	Texas Competitive Electric Holdings, Series A	10.250%	11/01/15	CCC	1,580,000

	Electronic Equipment & Instruments – 0.4% (0.4% of Total Investments)

1,450	Sanmina-SCI Corporation	8.125%	3/01/16	B3	1,290,500

	Food & Staples Retailing – 0.4% (0.3% of Total Investments)

1,000	Duane Reade Inc., Floating Rate Note, 4.500% plus three-month LIBOR	4.979%	12/15/10	N/R	1,000,000

	Health Care Equipment & Supplies – 1.6% (1.2% of Total Investments)

1,500	Reable Therapeutics Financing Corporation	11.750%	11/15/14	CCC+	1,260,000
3,500	Select Medical Corporation	7.625%	2/01/15	B3	3,045,000

5,000	Total Health Care Equipment & Supplies				4,305,000

	Health Care Providers & Services – 1.9% (1.4% of Total Investments)

3,000	HCA Inc., 144A	8.500%	4/15/19	BB	3,090,000
1,000	LifeCare Holdings Inc.	9.250%	8/15/13	CCC–	445,000
2,000	Select Medical Corporation, Floating Rate Note, 5.750% plus six-month LIBOR	6.675%	9/15/15	Caa1	1,590,000

6,000	Total Health Care Providers & Services				5,125,000

	Hotels, Restaurants & Leisure – 0.8% (0.6% of Total Investments)

4,000	Quapaw Tribe of Oklahoma Downstream Development Authority, 144A	12.000%	10/15/15	B–	2,300,000

	Household Durables – 0.2% (0.1% of Total Investments)

600	Sealy Mattress Company	8.250%	6/15/14	CCC+	550,500

	Internet Software & Services – 0.3% (0.2% of Total Investments)

1,750	Open Solutions Inc., 144A	9.750%	2/01/15	CCC+	866,250

	Metals & Mining – 0.2% (0.1% of Total Investments)

750	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	513,750

	Oil, Gas & Consumable Fuels – 1.7% (1.2% of Total Investments)

1,000	SemGroup LP, 144A, (9)	8.750%	11/15/15	N/R	35,000
3,000	Western Refining Inc., Floating Rate Note, 7.500% plus three-month LIBOR, 144A	7.979%	6/15/14	B3	2,775,000
2,000	Western Refining Inc., 144A	11.250%	6/15/17	BB–	1,780,000

6,000	Total Oil, Gas & Consumable Fuels				4,590,000

	Pharmaceuticals – 0.7% (0.5% of Total Investments)

2,000	Elan Financing Corporation PLC, Floating Rate Note, 4.000% plus three-month LIBOR	4.479%	11/15/11	B	1,910,000

	Real Estate Investment Trust – 0.9% (0.7% of Total Investments)

3,000	Felcor Lodging LP, Floating Rate Note, 1.875% plus six-month LIBOR	2.800%	12/01/11	B2	2,452,500

	Semiconductors & Equipment – 1.6% (1.2% of Total Investments)

1,000	Avago Technologies Finance Pte. Ltd., Floating Rate Note, 5.500% plus three-month LIBOR	5.979%	6/01/13	BB–	880,000
2,970	NXP BV, 144A	10.000%	7/15/13	B–	2,658,150
1,000	Spansion LLC, Floating Rate Note, 3.125% plus three-month LIBOR, 144A, (10)	3.604%	6/01/13	D	845,000

4,970	Total Semiconductors & Equipment				4,383,150

	Software – 0.3% (0.2% of Total Investments)

1,000	Telcordia Technologies, Floating Rate Note, 3.750% plus three-month LIBOR, 144A	4.229%	7/15/12	B	805,000

	Trading Companies & Distributors – 0.3% (0.2% of Total Investments)

2,000	Penhall International Corporation, 144A	12.000%	8/01/14	CCC+	740,000

$44,120	Total Corporate Bonds (cost $35,365,702)				34,811,650

Nuveen Investments	33

JRO	Nuveen Floating Rate Income Opportunity Fund (continued) Portfolio of Investments July 31, 2009

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.3% (2.4% of Total Investments)

$8,986	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/09,	0.050%	8/03/09	$8,985,704
	repurchase price $8,985,741, collateralized by $9,065,000 U.S. Treasury Notes, 0.875%, due 12/31/10, value $9,166,981

	Total Short-Term Investments (cost $8,985,704)			8,985,704

	Total Investments (cost $432,588,410) – 138.2%			374,752,010

	Borrowings – (13.8)% (11)			(37,350,000)

	Other Assets Less Liabilities – (2.3)%			(6,277,288)

	Preferred Shares, at Liquidation Value – (22.1)% (11)			(60,000,000)

	Net Assets Applicable to Common Shares – 100%			$271,124,722

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	At or subsequent to July 31, 2009, this issue was under the protection of the Federal Bankruptcy Court.
(6)	Position, or portion of position, represents an unfunded Senior Loan commitment outstanding at July 31, 2009.
(7)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(9)	This issue is under protection of the Federal Bankruptcy Court. As a result, the Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(10)	As of March 1, 2009, this issue is under protection of the Federal Bankruptcy Court (the “Bankruptcy Court”). As a result, the Adviser concluded that the issuer was not likely to meet its future interest payment obligations and directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Subsequent to March 1, 2009, the Fund received its June 1, 2009 and September 1, 2009, interest payments as directed by the Bankruptcy Court’s Final Order and consequently accrued income on this issue during the period July 1, 2009 through September 1, 2009. As of September 2, 2009, the Fund ceased accruing additional income on this issue.
(11)	Borrowings and Preferred Shares, at Liquidation Value as a percentage of Total Investments are 10.0% and 16.0%, respectively.
N/A	Not available.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
DD1	Portion of investment purchased on a delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
See accompanying notes to financial statements.

34	Nuveen Investments

Statement of Assets & Liabilities
July 31, 2009

			Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Assets
Investments, at value (cost $284,803,270, $740,454,423 and $432,588,410, respectively)	$239,298,991	$639,878,202	$374,752,010
Receivables:
Interest	1,828,297	3,098,064	3,006,891
Investments sold	11,956,518	17,720,056	15,800,546
Other assets	70,752	82,595	42,968

Total assets	253,154,558	660,778,917	393,602,415

Liabilities
Borrowings	32,900,000	38,500,000	37,350,000
Cash overdraft	31,564	–	–
Payables:
Investments purchased	22,867,335	50,970,926	23,152,367
Common share dividends	981,323	1,865,248	1,400,843
Preferred share dividends	3,704	–	8,695
Accrued expenses:
Interest on borrowings	21,507	270,195	24,416
Management fees	148,550	297,950	163,893
Other	283,898	848,208	377,479

Total liabilities	57,237,881	92,752,527	62,477,693

Preferred shares, at liquidation value	26,000,000	105,000,000	60,000,000

Net assets applicable to Common shares	$169,916,677	$463,026,390	$271,124,722

Common shares outstanding	29,834,353	47,420,325	28,409,622

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$5.70	$9.76	$9.54

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$298,344	$474,203	$284,096
Paid-in surplus	283,041,880	668,891,200	400,735,747
Undistributed (Over-distribution of) net investment income	152,935	(3,729,664)	(794,250)
Accumulated net realized gain (loss) from investments	(68,072,203)	(102,033,128)	(71,264,471)
Net unrealized appreciation (depreciation) of investments	(45,504,279)	(100,576,221)	(57,836,400)

Net assets applicable to Common shares	$169,916,677	$463,026,390	$271,124,722

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Operations
Year Ended July 31, 2009

			Floating Rate
	Senior	Floating Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Investment Income
Interest	$17,343,556	$41,805,158	$26,279,006
Dividends	–	717,572	–
Fees	967,483	1,965,739	800,993

Total investment income	18,311,039	44,488,469	27,079,999

Expenses
Management fees	1,905,152	5,109,468	3,077,997
Preferred shares – auction fees	83,592	315,700	187,790
Preferred shares – dividend disbursing agent fees	6,000	23,500	22,490
Shareholders’ servicing agent fees and expenses	3,598	915	475
Interest expense on borrowings and amortization of borrowing costs	1,821,397	4,525,431	2,564,485
Fees on borrowings	784,814	1,810,717	1,136,801
Custodian’s fees and expenses	109,240	235,858	164,171
Trustees’ fees and expenses	3,950	15,468	8,649
Professional fees	135,527	287,477	188,275
Shareholders’ reports – printing and mailing expenses	54,941	109,058	62,892
Stock exchange listing fees	10,257	16,396	9,736
Investor relations expense	39,160	71,987	43,972
Other expenses	16,663	35,616	26,129

Total expenses before custodian fee credit and expense reimbursement	4,974,291	12,557,591	7,493,862
Custodian fee credit	(20)	(120)	(29)
Expense reimbursement	(153,147)	(1,799,107)	(1,092,424)

Net expenses	4,821,124	10,758,364	6,401,409

Net investment income	13,489,915	33,730,105	20,678,590

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(41,868,681)	(88,776,440)	(59,909,344)
Change in net unrealized appreciation (depreciation) of investments	(2,031,671)	(8,811,769)	(1,018,926)

Net realized and unrealized gain (loss)	(43,900,352)	(97,588,209)	(60,928,270)

Distributions to Preferred Shareholders
From net investment income	(558,631)	(3,411,778)	(2,033,297)

Net increase (decrease) in net assets applicable to Common shares from operations	$(30,969,068)	$(67,269,882)	$(42,282,977)

See accompanying notes to financial statements.

36	Nuveen Investments

Statement of Changes in Net Assets

					Floating Rate
			Floating Rate		Income
	Senior Income (NSL)		Income (JFR)		Opportunity (JRO)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	7/31/09	7/31/08	7/31/09	7/31/08	7/31/09	7/31/08
Operations
Net investment income	$13,489,915	$21,571,154	$33,730,105	$66,255,969	$20,678,590	$40,143,769
Net realized gain (loss) from investments	(41,868,681)	(864,262)	(88,776,440)	(1,581,140)	(59,909,344)	(1,368,207)
Change in net unrealized appreciation (depreciation) of investments	(2,031,671)	(23,804,061)	(8,811,769)	(55,357,732)	(1,018,926)	(35,207,041)
Distributions to Preferred shareholders from net investment income	(558,631)	(2,232,230)	(3,411,778)	(17,405,269)	(2,033,297)	(10,510,311)

Net increase (decrease) in net assets applicable to Common shares from operations	(30,969,068)	(5,329,399)	(67,269,882)	(8,088,172)	(42,282,977)	(6,941,790)

Distributions to Common Shareholders
From net investment income	(13,425,459)	(19,138,737)	(30,319,224)	(51,281,612)	(20,560,895)	(32,383,816)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(13,425,459)	(19,138,737)	(30,319,224)	(51,281,612)	(20,560,895)	(32,383,816)

Capital Share Transactions
Common Shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	–	–	216,446	–	–	–
Repurchased	–	–	(74,280)	–	(71,303)	–

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	–	–	142,166	–	(71,303)	–

Net increase (decrease) in net assets applicable to Common shares	(44,394,527)	(24,468,136)	(97,446,940)	(59,369,784)	(62,915,175)	(39,325,606)
Net assets applicable to Common shares at the beginning of year	214,311,204	238,779,340	560,473,330	619,843,114	334,039,897	373,365,503

Net assets applicable to Common shares at the end of year	$169,916,677	$214,311,204	$463,026,390	$560,473,330	$271,124,722	$334,039,897

Undistributed (Over-distribution of) net investment income at the end of year	$152,935	$343,733	$(3,729,664)	$(3,499,223)	$(794,250)	$(1,405,900)

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of Cash Flows
Year Ended July 31, 2009

			Floating Rate
	Senior	Floating Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(30,969,068)	$(67,269,882)	$(42,282,977)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(106,648,863)	(223,582,729)	(145,584,015)
Proceeds from sales and maturities of investments	172,784,397	369,801,350	246,551,979
Proceeds from (Purchases of) short-term investments, net	4,469,485	81,145,144	40,796,151
Amortization (Accretion) of premiums and discounts, net	(2,079,160)	(2,617,996)	(2,552,285)
(Increase) Decrease in receivable for interest	642,572	2,115,494	966,984
(Increase) Decrease in receivable for investments sold	(8,607,184)	(14,393,462)	(12,804,240)
(Increase) Decrease in other assets	18,916	(9,178)	(7,089)
Increase (Decrease) in payable for investments purchased	16,541,532	44,664,992	15,652,284
Increase (Decrease) in payable for Preferred dividends	(55,451)	(20,686)	(38,367)
Increase (Decrease) in accrued interest on borrowings	(194,913)	(290,449)	(311,615)
Increase (Decrease) in accrued management fees	(71,530)	(112,227)	(95,091)
Increase (Decrease) in accrued other liabilities	45,109	348,438	77,943
Net realized (gain) loss from investments	41,868,681	88,776,440	59,909,344
Net realized (gain) loss from paydowns	303,377	(1,047,526)	1,695,184
Change in net unrealized (appreciation) depreciation of investments	2,031,671	8,811,769	1,018,926
Taxes paid on undistributed capital gains	(38,156)	—	—

Net cash provided by (used in) operating activities	90,041,415	286,319,492	162,993,116

Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	31,564	—	—
Increase (Decrease) in borrowings	(57,100,000)	(196,500,000)	(102,650,000)
(Increase) Decrease in deferred borrowing costs	709,615	1,852,884	1,103,846
Cash distributions paid to Common shareholders	(13,682,594)	(31,672,376)	(21,446,962)
Increase (Decrease) in Preferred shares	(20,000,000)	(60,000,000)	(40,000,000)

Net cash provided by (used in) financing activities	(90,041,415)	(286,319,492)	(162,993,116)

Net Increase (Decrease) in Cash	—	—	—
Cash and cash equivalents at the beginning of year	—	—	—

Cash and Cash Equivalents at the End of Year	$—	$—	$—

Supplemental Disclosure of Cash Flow Information

Cash paid by Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) for interest on borrowings (excluding amortization of borrowing costs) during the fiscal year ended July 31, 2009, was $1,306,694, $2,459,426 and $1,722,255, respectively.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $216,446 for Floating Rate Income (JFR).

See accompanying notes to financial statements.

38	Nuveen Investments

Notes to Financial Statements

1.	General Information and Significant Accounting Policies
The funds covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Senior Income Fund (NSL), Nuveen Floating Rate Income Fund (JFR) and Nuveen Floating Rate Income Opportunity Fund (JRO) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide a high level of current income by investing primarily in senior loans whose interest rates float or adjust periodically based on a benchmark interest rate index.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
The prices of senior loans, bonds and other securities in each Fund’s investment portfolio, other than subordinated loans issued by middle market companies, are generally provided by one or more independent pricing services approved by the Fund’s Board of Trustees. Floating Rate Income Opportunity (JRO) currently expects that the independent pricing services will be unable to provide a market based price for certain of the privately negotiated subordinated loans issued by middle market companies. The pricing services, with input from Symphony Asset Management, LLC (“Symphony”), a subsidiary of Nuveen Investments, Inc. (“Nuveen”), and Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, will estimate the fair value for such subordinated loans, subject to the supervision of Symphony and the Adviser. Floating Rate Income Opportunity (JRO) may engage an independent appraiser to periodically provide an independent determination of the value, or an opinion with respect to the pricing services’ value, of such loans. The pricing services typically value exchange-listed securities at the last sales price on that day; and value senior loans, bonds and other securities traded in the over-the-counter market at the mean of the highest bona fide bid and lowest bona fide asked prices when current quotations are readily available. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

The senior and subordinated loans in which the Funds invest are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2009, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had outstanding when-issued/delayed delivery purchase commitments of $24,797,939, $51,072,165 and $22,925,593, respectively.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior and subordinated loans, if any. Fee income, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Nuveen Investments	39

Notes to Financial Statements (continued)

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Dividends and Distributions to Common Shareholders
Dividends to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares
Senior Income (NSL) has issued and outstanding 1,040 shares of Series TH, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every 28 days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Floating Rate Income (JFR) has issued and outstanding 1,050 shares of each Series M, T, W and F, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Floating Rate Income Opportunity (JRO) has issued and outstanding 800 shares of each Series M, TH and F, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

As of July 31, 2009, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had redeemed $20 million, $295 million and $180 million of their outstanding Preferred shares, at liquidation value, respectively.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Taxable Auctioned Preferred and FundPreferred (collectively, “Preferred”) shares issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,” and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds’ cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds’ future Common share earnings may be lower than they otherwise would have been.

Derivative Financial Instruments
Each Fund is authorized to invest in derivative financial instruments, including forwards, futures, options and swap transactions. Although each Fund is authorized to invest in such financial instruments, and may do so in the future, they did make any such investments during the fiscal year ended July 31, 2009.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

40	Nuveen Investments

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Borrowing Costs
Costs incurred by each Fund in connection with structuring its refinancing during the fiscal year ended July 31, 2008, were recorded as a deferred charge which were amortized through May 14, 2009, and included as a component of “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

Indemnifications
Under the Funds’ organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted account principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of July 31, 2009:

Senior Income (NSL)	Level 1	Level 2	Level 3	Total
Investments:
Variable Rate Senior Loan Interests	$–	$201,193,754	$89,569	$201,283,323
Common Stocks	–	2,522,278	–	2,522,278
Convertible Bonds	–	5,985,625	–	5,985,625
Corporate Bonds	–	17,890,000	–	17,890,000
Short-Term Investments	11,617,765	–	–	11,617,765

Total	$11,617,765	$227,591,657	$89,569	$239,298,991

Floating Rate Income (JFR)	Level 1	Level 2	Level 3	Total
Investments:
Variable Rate Senior Loan Interests	$–	$549,788,724	$–	$549,788,724
Common Stocks	–	8,623,398	–	8,623,398
Corporate Bonds	–	52,486,945	–	52,486,945
Investment Companies	9,070,189	–	–	9,070,189
Short-Term Investments	19,908,946	–	–	19,908,946

Total	$28,979,135	$610,899,067	$–	$639,878,202

Nuveen Investments	41

Notes to Financial Statements (continued)

Floating Rate Income Opportunity (JRO)	Level 1	Level 2	Level 3	Total
Investments:
Variable Rate Senior Loan Interests	$–	$320,182,056	$–	$320,182,056
Common Stocks	–	3,545,457	–	3,545,457
Convertible Bonds	–	7,227,143	–	7,227,143
Corporate Bonds	–	34,811,650	–	34,811,650
Short-Term Investments	8,985,704	–	–	8,985,704

Total	$8,985,704	$365,766,306	$–	$374,752,010

The following is a reconciliation of Senior Income’s (NSL) Level 3 investments held at the beginning and end of the measurement period:

Senior Income (NSL)
Level 3
Investments
Balance at beginning of year	$165,826
Gains (losses):
Net realized gains (losses)	–
Net change in unrealized appreciation (depreciation)	(87,659)
Net purchases at cost (sales at proceeds)	–
Net discounts (premiums)	370
Net transfers in to (out of) at end of period fair value	11,032

Balance at end of year	$89,569

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations for Senior Income (NSL) includes $(4,724,084) of net appreciation (depreciation) related to securities classified as Level 3 at year end.

3.	Derivative Instruments and Hedging Activities
During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Funds did not invest in derivative instruments during the fiscal year ended July 31, 2009.

4.	Fund Shares
Common Shares
On July 30, 2008, the Funds’ Board of Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of their outstanding Common shares.

Transactions in Common shares were as follows:

					Floating Rate
	Senior Income (NSL)		Floating Rate Income (JFR)		Income Opportunity (JRO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/2009	7/31/2008	7/31/2009	7/31/2008	7/31/2009	7/31/2008
Common shares:
Issued to shareholders due to reinvestment of distributions	–	–	34,819	–	–	–
Repurchased	–	–	(9,700)	–	(9,700)	–

Total	–	–	25,119	–	(9,700)	–

Weighted average Common share:
Price per share repurchased	–	–	7.64	–	7.33	–
Discount per share repurchased	–	–	16.08%	–	16.02%	–

42	Nuveen Investments

Preferred Shares
Transactions in Preferred shares were as follows:

									Floating Rate
	Senior Income (NSL)				Floating Rate Income (JFR)				Income Opportunity (JRO)
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	7/31/09		7/31/08		7/31/09		7/31/08		7/31/09		7/31/08
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Preferred shares redeemed:
Series M	–	$–	–	$–	600	$15,000,000	2,350	$58,750,000	534	$13,350,000	1,866	$46,650,000
Series T	–	–	–	–	600	15,000,000	2,350	58,750,000	–	–	–	–
Series W	–	–	–	–	600	15,000,000	2,350	58,750,000	–	–	–	–
Series TH	800	20,000,000	–	–	–	–	–	–	534	13,350,000	1,866	46,650,000
Series F	–	–	–	–	600	15,000,000	2,350	58,750,000	532	13,300,000	1,868	46,700,000

Total	800	$20,000,000	–	$–	2,400	$60,000,000	9,400	$235,000,000	1,600	$40,000,000	5,600	$140,000,000

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended July 31, 2009, were as follows:

			Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Purchases	$106,648,863	$223,582,729	$145,584,015
Sales and maturities	172,784,397	369,801,350	246,551,979

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing certain gains and losses on investment transactions and for Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) recognition of premium amortization. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2009, the cost of investments was as follows:

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Cost of investments	$284,861,171	$742,457,277	$432,614,371

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2009, were as follows:

			Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Gross unrealized:
Appreciation	$10,646,337	$11,697,367	$12,116,860
Depreciation	(56,208,517)	(114,276,442)	(69,979,221)

Net unrealized appreciation (depreciation) of investments	$(45,562,180)	$(102,579,075)	$(57,862,361)

Nuveen Investments	43

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2009, the Funds’ tax year end, were as follows:

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Undistributed net ordinary income *	$1,838,117	$504,915	$1,721,769
Undistributed net long-term capital gains	–	–	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2009, paid on August 3, 2009.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2009 and July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
2009	(NSL)	(JFR)	(JRO)
Distributions from net ordinary income *	$14,308,050	$35,343,923	$23,471,413
Distributions from net long-term capital gains	–	–	–

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
2008	(NSL)	(JFR)	(JRO)
Distributions from net ordinary income *	$21,957,308	$70,123,419	$43,648,063
Distributions from net long-term capital gains	–	–	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2009, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

			Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Expiration:
July 31, 2010	$14,207,781	$–	$–
July 31, 2011	10,704,255	–	–
July 31, 2013	–	819,145	30,377
July 31, 2014	–	2,934,270	2,151,577
July 31, 2015	1,002,070	9,492,118	5,017,841
July 31, 2016	–	183,234	1,294,188
July 31, 2017	8,900,332	21,620,554	13,760,353

Total	$34,814,438	$35,049,321	$22,254,336

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through July 31, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Post-October capital losses	$33,199,865	$65,495,975	$49,010,085

7.	Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components–a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure

44	Nuveen Investments

enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily managed net assets of each Fund as follows:

Senior Income (NSL)
Average Daily Managed Net Assets (1)	Fund-Level Fee Rate
For the first $1 billion	.6500%
For the next $1 billion	.6375
For the next $3 billion	.6250
For the next $5 billion	.6000
For Managed Assets over $10 billion	.5750

Floating Rate Income (JFR)
Floating Rate Income Opportunity (JRO)
Average Daily Managed Net Assets (1)	Fund-Level Fee Rate
For the first $500 million	.6500%
For the next $500 million	.6250
For the next $500 million	.6000
For the next $500 million	.5750
For Managed Assets over $2 billion	.5500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of July 31, 2009, the complex-level fee was .1957%.

The complex-level fee schedule is as follows:

Complex-Level Net Assets Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Symphony under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Nuveen Investments	45

Notes to Financial Statements (continued)

For the first ten years of Senior Income’s (NSL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
October 31,		October 31,
1999 *	.45%	2005	.35%
2000	.45	2006	.25
2001	.45	2007	.15
2002	.45	2008	.10
2003	.45	2009	.05
2004	.45

*	From the commencement of operations.

The Adviser has not agreed to reimburse Senior Income (NSL) for any portion of its fees and expenses beyond October 31, 2009.

For the first eight years of Floating Rate Income’s (JFR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2004 *	.32%	2009	.32%
2005	.32	2010	.24
2006	.32	2011	.16
2007	.32	2012	.08
2008	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income (JFR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Floating Rate Income Opportunity’s (JRO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
July 31,		July 31,
2004 *	.30%	2009	.30%
2005	.30	2010	.22
2006	.30	2011	.14
2007	.30	2012	.07
2008	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income Opportunity (JRO) for any portion of its fees and expenses beyond July 31, 2012.

8.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At July 31, 2009, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had unfunded senior loan commitments of $152,778, $611,111 and $350,372, respectively.

Participation Commitments
With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At July 31, 2009, there were no such outstanding participation commitments in any of the Funds.

9.	Borrowing Arrangements
Management determined that leveraging the Funds with debt as a replacement for the Funds’ Preferred shares continued to benefit the Funds’ shareholders.

46	Nuveen Investments

Senior Income (NSL) has entered into a $75,500,000 million Revolving Credit and Security Agreement with an affiliate of Citibank. As of July 31, 2009, the Fund’s outstanding balance on these borrowings was $32,900,000. For the fiscal year ended July 31, 2009, the average daily balance outstanding and average interest rate on these borrowings were $47,736,983 and 2.33%, respectively.

Floating Rate Income (JFR) has entered into a $209,500,000 million Revolving Credit and Security Agreement with an affiliate of Citibank. As of July 31, 2009, the Fund’s outstanding balance on these borrowings was $38,500,000. For the fiscal year ended July 31, 2009, the average daily balance outstanding and average interest rate on these borrowings were $88,090,128 and 2.46%, respectively.

Floating Rate Income Opportunity (JRO) has entered into a $120,000,000 million Revolving Credit and Security Agreement with an affiliate of Citibank. As of July 31, 2009, the Fund’s outstanding balance on these borrowings was $37,350,000. For the fiscal year ended July 31, 2009, the average daily balance outstanding and average interest rate on these borrowings were $61,623,419 and 2.37%, respectively.

In order to maintain these borrowing arrangements, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Funds’ Portfolios of Investments.

The aforementioned agreements will renew on May 14, 2010.

Interest expense incurred on these borrowings, which is based on a commercial paper rate, is recognized as “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations. In addition to the interest expense, each Fund pays a per annum program fee, based on the average daily outstanding balance and a per annum liquidity fee, based on the total commitment amount of the borrowings through the renewal date, both of which are recognized as “Fees on borrowings” on the Statement of Operations.

10.	Subsequent Events
Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their net investment income which was paid on September 1, 2009, to shareholders of record on August 15, 2009, as follows:

Floating
		Floating	Rate
	Senior	Rate	Income
	Income	Income	Opportunity
	(NSL)	(JFR)	(JRO)
Dividend per share	$.0335	$.0410	$.0500

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 (SFAS No. 165)
In May 2009, the Financial Accounting Standards Board issued SFAS No. 165 “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date–that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through September 25, 2009, which is the date the financial statements were issued.

Preferred Shares
On August 31, 2009, subsequent to the reporting period, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) increased their borrowings an additional $26,000,000, $105,000,000 and $60,000,000, respectively, to redeem, at liquidation value, the remainder of their outstanding Preferred shares during September 2009 for Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) and October 2009 for Senior Income (NSL).

Nuveen Investments	47

Financial Highlights
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions
				from Net	Distributions		Net			Offering Costs
	Beginning			Investment	from Capital		Investment	Capital		and	Ending
	Common		Net	Income to	Gains to		Income to	Gains to		Preferred	Common
	Share	Net	Realized/	Preferred	Preferred		Common	Common		Share	Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-		Underwriting	Net Asset	Market
	Value	Income(a)	Gain (Loss)	holders†	holders†	Total	holders	holders	Total	Discounts	Value	Value
Senior Income (NSL)

Year Ended 7/31:
2009	$7.18	$.45	$(1.46)	$(.02)	$–	$(1.03)	$(.45)	$–	$(.45)	$–	$5.70	$5.15
2008	8.00	.72	(.83)	(.07)	–	(.18)	(.64)	–	(.64)	–	7.18	6.18
2007	8.33	.79	(.33)	(.08)	–	.38	(.71)	–	(.71)	–	8.00	8.08
2006	8.48	.69	(.15)	(.07)	–	.47	(.62)	–	(.62)	–	8.33	8.15
2005	8.44	.66	–	(.04)	–	.62	(.58)	–	(.58)	–	8.48	8.97

Floating Rate Income (JFR)

Year Ended 7/31:
2009	11.83	.71	(2.07)	(.07)	–	(1.43)	(.64)	–	(.64)	–	9.76	8.37
2008	13.08	1.40	(1.20)	(.37)	–	(.17)	(1.08)	–	(1.08)	–	11.83	10.19
2007	13.90	1.56	(.78)	(.43)	–	.35	(1.17)	–	(1.17)	–	13.08	12.88
2006	14.11	1.31	(.18)	(.35)	–	.78	(.99)	–	(.99)	–	13.90	13.15
2005	14.07	1.00	.10	(.20)	–	.90	(.86)	–	(.86)	–	14.11	13.69

Floating Rate Income Opportunity (JRO)

Year Ended 7/31:
2009	11.75	.73	(2.15)	(.07)	–	(1.49)	(.72)	–	(.72)	–	9.54	8.35
2008	13.14	1.41	(1.29)	(.37)	–	(.25)	(1.14)	–	(1.14)	–	11.75	10.06
2007	13.95	1.62	(.78)	(.43)	–	.41	(1.22)	–	(1.22)	–	13.14	13.05
2006	14.08	1.38	(.13)	(.35)	–	.90	(1.03)	–	(1.03)	–	13.95	13.30
2005	14.30	.80	.19	(.19)	–	.80	(.84)	–	(.84)	(.18)	14.08	13.41

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Borrowings Interest Expense includes amortization of borrowing costs, where applicable.
*	Total Return on Based Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return on Based Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
**	After custodian fee credit, expense reimbursement from the Adviser and legal fee refund, where applicable.

48	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net		Ratios to Average Net
			Assets Applicable to		Assets Applicable to
			Common Shares Before		Common Shares After						Borrowings at End
Total Returns			Credit/Reimbursement/Refund		Credit/Reimbursement/Refund**			Preferred Shares at End of Period			of Period
	Based
	on	Ending
	Common	Net
Based	Share	Assets						Aggregate	Liquidation		Aggregate	Asset
on	Net	Applicable to		Net		Net	Portfolio	Amount	and Market	Asset	Amount	Coverage
Market	Asset	Common		Investment		Investment	Turnover	Outstanding	Value Per	Coverage	Outstanding	Per
Value*	Value*	Shares (000)	Expenses††	Income††	Expenses††	Income††	Rate	(000)	Share	Per Share	(000)	$1,000

(6.83)%	(12.25)%	$169,917	3.50%	9.39%	3.39%	9.50%	48%	$26,000	$25,000	$188,381	$32,900	$6,955
(16.31)	(2.32)	214,311	3.88	9.38	3.69	9.57	50	46,000	25,000	141,473	90,000	3,892
7.79	4.39	238,779	3.88	8.99	3.59	9.27	80	46,000	25,000	154,771	103,000	3,765
(1.87)	5.78	248,271	3.52	7.74	3.08	8.18	55	46,000	25,000	159,930	103,000	3,857
(3.40)	7.53	252,598	2.70	7.21	2.10	7.80	100	46,000	25,000	162,281	103,000	3,899

(9.82)	(10.37)	463,026	3.25	8.27	2.79	8.74	38	105,000	25,000	135,244	38,500	15,754
(13.07)	(1.43)	560,473	2.04	10.71	1.50	11.25	30	165,000	25,000	109,920	235,000	4,087
6.69	2.33	619,843	1.59	10.63	1.08	11.14	81	400,000	25,000	63,740	–	–
3.70	5.72	657,517	1.61	8.83	1.10	9.34	50	400,000	25,000	66,095	–	–
(1.99)	6.56	667,194	1.60	6.56	1.09	7.07	74	400,000	25,000	66,700	–	–

(7.35)	(10.57)	271,125	3.35	8.74	2.86	9.23	41	60,000	25,000	137,969	37,350	9,865
(14.88)	(1.99)	334,040	2.06	10.88	1.55	11.38	33	100,000	25,000	108,510	140,000	4,100
7.13	2.73	373,366	1.61	11.06	1.13	11.54	81	240,000	25,000	63,892	–	–
7.32	6.60	396,195	1.63	9.36	1.15	9.84	50	240,000	25,000	66,270	–	–
(5.13)	4.47	399,792	1.53	5.25	1.08	5.70	58	240,000	25,000	66,645	–	–

†	The amounts shown are based on Common share equivalents.
††	• Ratios do not reflect the effect of dividend payments to Preferred shareholders.
• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares and borrowings, where applicable.
• Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratios of Borrowings Interest Expense to
Average Net Assets Applicable to Common Shares(b)
Senior Income (NSL)
Year Ended 7/31:
2009	1.28%
2008	2.05
2007	2.22
2006	1.85
2005	1.00

Floating Rate Income (JFR)
Year Ended 7/31:
2009	1.17%
2008	.28
2007	–
2006	–
2005	–

Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2009	1.14%
2008	.28
2007	–
2006	–
2005	–

See accompanying notes to financial statements.

Nuveen Investments	49

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Symphony Asset Management LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization

50	Nuveen Investments

and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares (“ARPs”) or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM’s efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen’s continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the applicable

Nuveen Investments	51

Annual Investment Management
Agreement Approval Process (continued)

Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

52	Nuveen Investments

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also reviewed the fees the Sub-Adviser assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their

Nuveen Investments	53

Annual Investment Management
Agreement Approval Process (continued)

review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

54	Nuveen Investments

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	55

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1997 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Counsil of Washington D.C.	200

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Annual	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	200

56	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	200

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Annual	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School advisory counsil; member, Dayton Philharmonic Orchestra Association formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	200

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (Since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Nuveen Investments	57

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	200

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002); and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3); Chartered Financial Analyst.	200

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	125

■ MARK J.P. ANSON
6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	200

58	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	125

■ NIZIDA ARRIAGA
6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC, Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	200

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	200

■ WILLIAM T. HUFFMAN
5/7/69 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	200

Nuveen Investments	59

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	200

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	200

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136

60	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ GREGORY MINO
1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	200

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	61

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

62	Nuveen Investments

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	63

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in common share NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

64	Nuveen Investments

Notes

Nuveen Investments	65

Notes

66	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI
02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable year ended July 31, 2009: Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) hereby designate 94.80%, 93.86% and 97.23%, respectively, (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2009.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NSL	—	800
JFR	9,700	2,400
JRO	9,700	1,600

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	67

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of Institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed approximately $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/cef

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-B-0709D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
NUVEEN FLOATING RATE INCOME FUND
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

July 31, 2009	$68,028	$0	$0	$10,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2008	$66,809	$0	$1,000	$1,800

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

July 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

July 31, 2009	$10,000	$0	$0	$10,000
July 31, 2008	$2,800	$0	$0	$2,800
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, William J. Schneider and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
SYMPHONY
Symphony Asset Management (“Symphony”) votes proxies with the objective of maximizing shareholder value for its clients and in accordance with the firm’s Policies and Procedures for Proxy Voting. Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of the firm’s Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.
Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider. Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines. Service providers also provide proxy voting related research material as required.
In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients. Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders. Symphony portfolio managers may change a proxy vote recommended by the firm’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients. Symphony’s Proxy Voting Committee reviews vote changes.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Symphony Asset Management (also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.
SYMPHONY ASSET MANAGEMENT
A. PORTFOLIO MANAGER BIOGRAPHIES
Gunther Stein, Director of Fixed Income Strategies, Portfolio Manager
Gunther Stein is the lead portfolio manager for both high yield and convertible bond strategies at Symphony Asset Management as well as the lead portfolio manager of Nuveen’s senior loan asset management team. Prior to joining Symphony in 1999, Stein was a high yield portfolio manager at Wells Fargo Bank, where he was responsible for investing in public high yield bonds and bank loans and also managed a team of credit analysts. Stein joined Wells Fargo in 1993 as an Associate in its Loan Syndications/Leveraged Finance Group. Previously, Stein worked for four years as a euro-currency deposit trader with First Interstate Bank. He has also worked for Standard Chartered Bank, Mexico City and Citibank Investment Bank, London. He completed Wells Fargo’s Credit Management Training program and holds an M.B.A. from the University of Texas, Austin. He graduated from the University of California at Berkeley with a B.A. in Economics.
B. OTHER ACCOUNTS
     OTHER ACCOUNTS MANAGED BY Gunther Stein as of 7/31/09

Gunther Stein
(a) RICs
Number of accts	6
Assets	$1.228 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	3
Assets	$58 million
Performance fee accts
Number of accts	16
Assets	$3.810 billion

(c) Other
Non-performance fee accts
Number of accts	3
Assets	$4 million
Performance fee accts
Number of accts	1
Assets	$217 million
C. POTENTIAL MATERIAL CONFLICTS OF INTEREST
As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Sub-Adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
D. FUND MANAGER COMPENSATION
Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.
The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.
The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team. Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies. The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony and Nuveen.
E. OWNERSHIP OF JFR SECURITIES AS OF JULY 31, 2009.

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Gunther Stein	$1-$10,000
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
AUGUST 7-31, 2008	0		0	4,740,000
SEPTEMBER 1-30, 2008	0		0	4,740,000
OCTOBER 1-31, 2008	0		0	4,740,000
NOVEMBER 1-30, 2009	0		0	4,740,000
DECEMBER 1-31, 2008	0		0	4,740,000
JANUARY 1-31, 2009	0		0	4,740,000
FEBRUARY 1-28, 2009	0		0	4,740,000
MARCH 1-31, 2009	0		0	4,740,000
APRIL 1-30, 2009	0		0	4,740,000
MAY 1-31, 2009	0		0	4,740,000
JUNE 1-30, 2009	7,600	7.58	7,600	4,732,400
JULY 1-31, 2009	2,100	7.84	2,100	4,730,300
TOTAL	9,700

*	The registrant’s repurchase program, which authorized the repurchase of 4,740,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) NUVEEN FLOATING RATE INCOME FUND

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: October 8, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: October 8, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: October 8, 2009